Execution Version

AGENCY AGREEMENT

March 23, 2016

Helius Medical Technologies, Inc.
41 University Drive, Suite 400
Newtown, PA 18940

Attention: Joyce LaViscount, Chief Financial Officer and Chief Operating Officer

Dear Joyce:

The undersigned, Mackie Research Capital Corporation (the “Agent”), understands that Helius Medical Technologies, Inc., a Wyoming corporation (the “Company”) intends to issue and sell a minimum of 8,000,000 units of the Company (the “Base Units”) at a price of $1.00 per Base Unit for aggregate gross proceeds of $8,000,000 (the “Minimum Offering”) and a maximum of 20,000,000 Base Units at a price of $1.00 per Base Unit for aggregate proceeds of $20,000,000 (the “Maximum Offering”). Each Base Unit shall be comprised of one Common Share (as hereinafter defined) (a “Base Unit Share”) and one-half of one Common Share purchase warrant (each whole Common Share purchase warrant, a “Base Warrant”). Each Base Warrant shall entitle the holder thereof to acquire one Common Share (a “Base Warrant Share”) at an exercise price of $1.50 until 4:00 p.m. (Toronto time) on the date that is 36 months after the Closing Date. Unless otherwise indicated, the Minimum Offering and the Maximum Offering shall be referred to hereunder as the “Offering”.

The Company hereby grants to the Agent an option (the “Agent’s Option”), exercisable in whole or in part at any time prior to 5:00 p.m. (Toronto time) on the date which is thirty (30) days from the Closing Date, to require the Company to issue under the Offering up to that number of additional units of the Company (“Agent’s Option Units” and, together with the Base Units, the “Units”) which is equal to 15% of the number of Base Units issued under the Offering to cover over-allotments, if any, and for market stabilization purposes. Each Agent’s Option Unit consists of one Common Share (each an “Agent’s Option Unit Share” and together with the Base Unit Shares, the “Unit Shares”) and one-half of one Common Share purchase warrant (each such whole Common Share purchase warrant an ”Agent’s Option Warrant” and together with the Base Warrants, the “Warrants”) with each Agent’s Option Warrant entitling the holder thereof to acquire a further Common Share (each an “Agent’s Option Warrant Share” and together with the Base Warrant Shares, the “Warrant Shares”) at an exercise price of $1.50 per Agent’s Option Warrant Share until 4:00 p.m. (Toronto time) on the date that is 36 months after the Closing Date. The Agent’s Option shall be exercised by the Agent giving written notice to the Company in accordance with Section 7.3 hereof.

Upon and subject to the terms and conditions set forth herein, the Agent hereby agrees to act, and upon acceptance hereof, the Company hereby appoints the Agent as its sole and exclusive agent and book-runner to effect the sale of the Units on a “best efforts” agency basis, without underwriter liability. The parties agree that upon such appointment the Agent shall act as agent only and shall not at any time or in any circumstances be obligated to purchase or arrange for the purchase of any of the Units.

The Agent understands that the Company has filed a listing application (the “Listing Application”) with the Exchange (as defined herein) on December 15, 2015.

The Agent understands that the Company: (i) has prepared and filed, a Preliminary Prospectus (as hereinafter defined); (ii) has addressed the comments made by the Securities Commissions (as hereinafter defined) in respect of the Preliminary Prospectus; (v) has been cleared by all of the Securities Commissions to file the Final Prospectus (as hereinafter defined); and (iv) has submitted with the Exchange a Listing Application, together with the required supporting documents, and has received a conditional approval letter dated March 22, 2016 from the Exchange to list the Common Shares (which are currently listed on the CSE) (as defined herein), Unit Shares, Warrants, Warrant Shares, and Compensation Option Shares (as defined herein) on the Exchange. The Company has prepared and will file, concurrently with the execution of this Agreement (as defined herein), the Final Prospectus and all other necessary documents in order to qualify the Units for distribution to the public in each of the Qualifying Provinces (as defined herein) and the issue of the Compensation Options (as defined herein) to the Agent, and will use its commercially reasonable efforts to obtain the Final Receipt (as defined herein) by no later than 5:00 p.m. (Toronto time) on the date hereof.

The Agent may offer and sell the Base Units in the United States (as defined herein) and to, or for the account or benefit of, U.S. Persons (as defined herein), provided however that offers and sales of the Base Units in the United States to, or for the account or benefit of, U.S. Persons, shall be made only on a private placement basis in the following manner. The Agent may, through its applicable U.S. Affiliate (as defined herein), offer the Base Units in the United States and may offer the Base Units to, or for the account or benefit of, U.S. Persons, in either case to U.S. Accredited Investors (as defined herein) to whom the Company will sell such Base Units directly to Purchasers (as defined herein), all of which such offers and sales shall be made in compliance with Rule 506 of Regulation D under the U.S. Securities Act (as defined herein) and applicable U.S. state securities laws. For certainty, all offers and sales of Base Units pursuant to the foregoing shall be made in accordance with the terms and conditions of Schedule “E” hereto.

In consideration of the Agent’s services to be rendered in connection with the Offering, the Company agrees to pay the Agent a cash fee equal to 6% of the gross proceeds of the Offering, including in respect of any exercise of the Agent’s Option) (the “Agent’s Fee”). The Company has also agreed to grant the Agent non-transferable compensation options (the “Compensation Options”) exercisable to purchase that number of Units as is equal to 6% of the aggregate number of Units issued and sold under the Offering, including any Units sold pursuant to the exercise of the Agent’s Option. Each Compensation Option will entitle the holder thereof to acquire one additional unit (the “Compensation Option Units”) at a price of $1.00 per Compensation Option Unit until the date which is 24 months following the Closing Date. Each Compensation Option Unit will consist of one Common Share (the “Compensation Option Shares”) and one-half of one Warrant (the “Compensation Option Warrants”). Each whole Compensation Option Warrant will entitle the holder thereof to acquire one Common Share (the “Compensation Option Warrant Shares”) at an exercise price of $1.50 per Compensation Option Warrant Share, at any time until 4:00 p.m. (Eastern time) on the date that is 36 months following the Closing Date. The Compensation Options, Compensation Option Units, Compensation Option Shares and Compensation Option Warrants shall be referred to herein as the “Compensation Securities”.

The Company agrees that the Agent will be permitted to appoint, at its expense, other registered dealers or other dealers, such as Medalist Capital Ltd. duly qualified in their respective jurisdictions, in each case acceptable to the Company, acting reasonably, as its agent to assist in the Offering in the Qualifying Provinces and including any U.S. Affiliate (as defined herein), as applicable, (the “Selling Group”) and that the Agent may determine the remuneration payable to such other dealers appointed by it and such other dealers shall be required to comply with the terms of Section 3 hereof, as applicable.

This offer is conditional upon and subject to the additional terms and conditions set forth below.

1.	Interpretation

1.1	Unless expressly provided otherwise herein, where used in this Agreement or any schedule attached hereto, the following terms shall have the following meanings, respectively:

“affiliate”, “associate”, “distribution”, “material change”, “material fact” and “misrepresentation” have the respective meanings ascribed thereto in the Securities Act (British Columbia);

“Agent” has the meaning ascribed thereto on the first page of this Agreement;

“Agent’s Fee” has the meaning ascribed thereto on the second page of this Agreement;

“Agent’s Option” has the meaning ascribed thereto on the first page of this Agreement;

“Agent’s Option Closing Date” has the meaning ascribed thereto in Section 7.3;

“Agent’s Option Closing Time” means 9:00 a.m. (Toronto time) on the Agent’s Option Closing Date or such other time as the Company and Agent shall agree;

“Agent’s Option Notice” has the meaning ascribed thereto in Section 7.3;

“Agent’s Option Units” has the meaning ascribed thereto on the first page of this Agreement;
“Agent’s Option Unit Share” has the meaning ascribed thereto on the first page of this Agreement; “Agent’s Option Warrant” has the meaning ascribed thereto on the first page of this Agreement; “Agent’s Option Warrant Share” has the meaning ascribed thereto on the first page of this Agreement;

“Agreement” means this agreement resulting from the acceptance by the Company of the offer made by the Agent hereby;

“Anti-Corruption Rules” means all applicable laws, regulations, decrees, government orders, and administrative or other requirements in any jurisdiction in which the Company operates relating to the prevention and/or sanction of bribery and other forms of corrupt behaviour or practices (including without limitation the Corruption of Foreign Public Officials Act (Canada), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), any equivalent legislation under U.S. law and any applicable law implementing either the United Nations Convention Against Corruption or the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions), all as amended;

“Applicable Securities Laws” means, collectively, the applicable securities laws of each of the Qualifying Provinces, their respective regulations, rulings, rules, orders and prescribed forms thereunder, the applicable published policy statements issued by the Securities Commissions thereunder, the securities legislation of and published policies issued by each other relevant securities regulatory authority in a Selling Jurisdiction (as defined herein) or stock exchange or securities regulatory authority otherwise relevant to the Offering and the applicable rules of the Exchange;

“Base Units” has the meaning ascribed thereto on the first page of this Agreement;

“Base Unit Share” has the meaning ascribed thereto on the first page of this Agreement;

“Base Warrant” has the meaning ascribed thereto on the first page of this Agreement;

“Base Warrant Share” has the meaning ascribed thereto on the first page of this Agreement;

“BCSC” means the British Columbia Securities Commission;

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in the City of Toronto, Ontario, Vancouver, British Columbia or the United States of America are not open for business;

“Business IP” means, collectively, the Owned IP and the Licensed IP, as described in Schedule “C” hereto;

“Canadian Sanctions Laws” has the meaning ascribed thereto in Section 5.1(kk);

“Claims” has the meaning ascribed thereto in Section 8.1;

“Closing Date” means on or about April 5, 2016, or such earlier or later date as the Company and the Agent shall agree;

“Closing Time” means 9:00 a.m. (Toronto time) on the Closing Date or such other time as the Company and Agent shall agree;

“Common Shares” means the Class A common shares, no par value, of the Company;

“Company” has the meaning ascribed thereto in the first paragraph of this Agreement;

“Company’s Information Record” means all information contained in any press release, material change report (excluding any confidential material change report), financial statements, information circulars, annual information form, any reports filed with the Securities and Exchange Commission, or other document of the Company which has been publicly filed by, or on behalf of, the Company pursuant to Applicable Securities Laws or as required by the rules of the Securities and Exchange Commission on or after April 1, 2014;

“Compensation Options” has the meaning ascribed thereto on the second page of this Agreement;

“Compensation Option Unit” has the meaning ascribed thereto on the second page of this Agreement;

“Compensation Option Share” has the meaning ascribed thereto on the second page of this Agreement;

“Compensation Option Warrant” has the meaning ascribed thereto on the second page of this Agreement;

“Compensation Option Warrant Share” has the meaning ascribed thereto on the second page of this Agreement;

“Compensation Option Certificates” means the certificates representing the Compensation Options;

“Compensation Securities” has the meaning ascribed thereto on the second page of this Agreement;

“Corporations Act” means the Wyoming Business Corporation Act;

“CSE” means the Canadian Securities Exchange;

“Debt Instrument” means any loan, bond, debenture, promissory note or other instrument evidencing indebtedness (demand or otherwise) for borrowed money, to which the Company or any of its Subsidiaries (as defined herein) is a party or by which any of their property or assets are bound;

“Distribution Period” means the period commencing on the date of this Agreement and ending on the date on which all of the Units (including for avoidance of doubt, Units distributed pursuant to the exercise of the Agent’s Option) have been sold by the Agent to the public or the date on which the Agent has ceased distributing the Units;

“Documents Incorporated by Reference” means, in respect of either the Preliminary Prospectus, any Prospectus Amendment or the Final Prospectus, the financial statements, management’s discussion and analysis, management information circulars, annual information form, material change reports, marketing materials or other documents issued by the Company, whether before or after the date of this Agreement, that are incorporated by reference, or deemed to be incorporated by reference, therein pursuant to NI 44-101, Applicable Securities Laws;

“Eligible Issuer” means an issuer which is qualified to file a short-form prospectus under NI 44-101;

“Environmental Laws” has the meaning ascribed thereto in Section 5.1(lll) of this Agreement;

“Employee IP Agreements” means agreements relating to proprietary information and assignment of inventions to the Company or any of the Subsidiaries, as applicable, by employees and consultants of the Company or any of the Subsidiaries, as applicable and as disclosed on Schedule “C” hereto;

“Employee Plans” has the meaning ascribed thereto in Section 5.1(yyy) of this Agreement;

“Exchange” means the Toronto Stock Exchange;

“Final Prospectus” means the (final) short form prospectus dated the date hereof, including all of the Documents Incorporated by Reference, that has been prepared and is to be filed by the Company, qualifying the distribution of the Units and Compensation Options in the Qualifying Provinces, and for which a Final Receipt will be issued;

“Final Receipt” means the final receipt to be issued by the BCSC in its capacity as principal regulator in accordance with the Passport System evidencing that a final receipt has been issued or deemed to be issued by the Securities Commissions in respect of the Final Prospectus;

“Financial Statements” has the meaning ascribed thereto in Section 5.1(dd) of this Agreement;

“including” means including without limitation;

“Indemnified Party” and “Indemnified Parties” has the meaning ascribed thereto in Section 8.1 of this Agreement;

“Intellectual Property” means any or all of the following (whether statutory or arising under common law or by contract or otherwise) and all proprietary intellectual property and other rights in, arising out of or associated with: (i) all patents and utility models and applications therefor and all rights of priority and all rights in provisionals, re-issuances, continuations, continuations-in-part, divisions, revisions, supplementary protection certificates, extensions and re-examinations thereof and all equivalent or similar rights anywhere in the world in inventions and discoveries including invention disclosures; (ii) all registered and unregistered trade-marks, service marks, trade names, trade dress, logos, business, corporate and product names and slogans and registrations, applications for registration and rights to file applications thereof; (iii) all copyrights in copyrightable works, and all other rights of authorship and all industrial designs and design patents, worldwide, and all applications, registrations and renewals in connection therewith; (iv) all maskworks, maskwork registrations and applications therefor, integrated circuit topographies and registrations and applications therefore and any equivalent or similar rights in semiconductor masks, layouts, architectures or topologies, and (v) all World Wide Web addresses, domain names and sites and applications and registrations therefor;

“limited-use version” has the meaning ascribed to such term in NI 41-101;

“Licensed IP” means the Intellectual Property owned by any person other than the Company or any of the Subsidiaries and which the Company and/or any of the Subsidiaries use, the whole as described in Schedule “C” hereto;

“Listing Application” means the listing application filed with the Exchange with respect to the listing on the Exchange of the Common Shares currently listed for trading on the CSE, the Unit Shares and Warrant Shares;

“Marketing Documents” means, collectively, all (i) standard term sheets, and (ii) marketing materials (including any template version, revised template version or limited-use version thereof), in either case provided to a potential investor in connection with the distribution of Units;

“marketing materials” has the meaning ascribed to such term in NI 41-101;

“Material Adverse Effect” means any materially adverse change in or effect on the business, assets or properties, affairs, liabilities (contingent or otherwise), prospects, results of operations, capital or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole;

“Material Agreement” means any contract, commitment, agreement (written or oral), joint venture instrument, lease or other document, including a license agreement, joint operating agreement, distributorship agreement, supply agreement, farm-out agreement, operating agreement, option agreement or cooperation agreement to which the Company or any of its Subsidiaries is a party or by which any of their property or assets are bound pursuant to which the Company and any of its Subsidiaries, taken as a whole, will be or may reasonably be expected to result in a requirement to expend more than an aggregate of $50,000 or be entitled to receive revenue of more than $50,000, in either case in the next 12 months;

“material fact” has the meaning ascribed thereto in the Securities Act (British Columbia);

“MI 11-102” means Multilateral Instrument 11-102 – Passport System;

“misrepresentation” has the meaning ascribed thereto in the Securities Act (British Columbia);

“NI 41-101” means National Instrument 41-101 – General Prospectus Requirements;

“NI 44-101” means National Instrument 44-101 – Short Form Prospectus Distributions;

“NP 11-202” means National Policy 11-202 – Process for Prospectus Reviews in Multiple Jurisdictions;

“OFAC” has the meaning ascribed thereto in Section 5.1(kk);

“Offered Securities” means collectively the Unit Shares, Warrants and the Warrant Shares;

“Offering” means the Minimum Offering, the Maximum Offering and includes the Agent’s Option Units and Agent’s Option Warrants hereunder;

“Offering Documents” means, collectively, the Preliminary Prospectus, the Final Prospectus, any Supplementary Material, and the marketing materials contemplated by Section 4(a)(i) and any standard term sheets;

“Owned IP” has the meaning ascribed thereto in Section 5.1(ooo) and as more fully described in Schedule “C”;

“Passport System” means the system for review of prospectus filings set out in MI 11-102 and NP 11-202;

“person” includes any individual, corporation, limited partnership, general partnership, joint stock company or association, joint venture association, company, trust, bank, trust company, land trust, investment trust, society or other entity, organization, syndicate, whether incorporated or not, trustee, executor or other legal personal representative, and governments and agencies and political subdivisions thereof;

“Preliminary Prospectus” means the preliminary short form prospectus dated January 13, 2016, including all of the Documents Incorporated by Reference therein, prepared and filed by the Company, qualifying the distribution of the Units and Compensation Options in the Qualifying Provinces, and for which a Preliminary Receipt has been issued;

“Preliminary Receipt” means the receipt dated January 13, 2016 issued by the BCSC in its capacity as principal regulator in accordance with the Passport System evidencing that a preliminary receipt has been issued or deemed to be issued by the Securities Commissions in respect of the Preliminary Prospectus;

“Prospectus” means, collectively, the Preliminary Prospectus, the Final Prospectus and any Prospectus Amendment;

“Prospectus Amendment” means any amendment to the Preliminary Prospectus or the Final Prospectus, as applicable, required to be prepared and filed by the Company pursuant to Applicable Securities Laws in the Qualifying Provinces;

“provide”, in the context of sending or making available Marketing Documents to a potential investor of Units, has the meaning ascribed to such term under Applicable Securities Laws;

“Purchasers” means, collectively, each of the purchasers of Units pursuant to the Offering;

“Qualifying Provinces” means each of the provinces of Canada other than Québec;

“Regulation D” means Regulation D adopted by the SEC under the U.S. Securities Act;

“Regulation S” means Regulation S adopted by the SEC under the U.S. Securities Act;

“Securities Commissions” means the applicable securities commission or securities regulatory authority in each of the Qualifying Provinces;

“Selling Group” means, collectively, those registered dealers registered in the applicable categories under Applicable Securities Laws and appointed by the Agent, including any U.S. Affiliate, to assist in the Offering as contemplated in this Agreement;

“Selling Jurisdictions” means, collectively, each of the Qualifying Provinces and such other jurisdictions as the Agent and the Company may agree;

“standard term sheet” has the meaning ascribed to such term in NI 41-101;

“Stock Option Plan” means the stock option plan of the Company dated June 18, 2014;

“subsidiary” has the meaning ascribed thereto in the Securities Act (British Columbia);

“Subsidiaries” means, collectively, the corporations listed on Schedule “B” hereto;

“Supplementary Material” means, collectively, any Prospectus Amendment, any supplemental prospectus or ancillary material required to be filed with any of the Securities Commissions in connection with the distribution of the Units and Compensation Options;

“Survival Limitation Date” means the later of:

(i)	the second anniversary of the Closing Date; and

(ii)

the latest date under Applicable Securities Laws that a Purchaser may be entitled to commence an action or exercise a right of rescission, with respect to a misrepresentation contained in the Final Prospectus or, if applicable, any Supplementary Material;

“Taxes” has the meaning ascribed thereto in Section 5.1(oo) of this Agreement;

“Technology” means any or all of the following and all intellectual property and other rights in, arising out of or associated with: (i) works of authorship including computer programs, source code and executable code, whether embodied in software, firmware or otherwise, documentation, designs, methods, techniques, processes, files, industrial models, industrial designs, schematics, specifications, net lists, build lists, records and data; (ii) inventions (whether or not patentable), improvements and enhancements; (iii) proprietary and confidential business and technical information, including technical data, trade secrets, ideas, research and development and know how; and (iv) databases, data compilations and collections and technical data;

“template version” has the meaning ascribed to such term in NI 41-101 and includes any revised template version of marketing materials as contemplated by NI 41-101;

“Transfer Agent” means Computershare Investor Services Inc.;

“Units” has the meaning ascribed thereto in the first paragraph of this Agreement;

“Unit Shares” has the meaning ascribed to such term in the first paragraph of this Agreement;

“United States” or “U.S.” means the “United States”, as such term is defined in Regulation S;

“U.S. Accredited Investor” means an “accredited investor” that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D under the U.S. Securities Act;

“U.S. Affiliate” means the United States registered broker-dealer affiliate of the Agent;

“U.S. Person” means a “U.S. person”, as such term is defined in Regulation S;

“U.S. Purchaser” means any Purchaser of Base Units that is (a) a U.S. Person, (b) a person purchasing Base Units on behalf of, or for the account or benefit of, any U.S. Person or any person in the United States, (c) a person who receives or received an offer to acquire the Base Units while in the United States, and (d) a person who was in the United States at the time such person’s buy order was made or the subscription agreement was executed or delivered;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

“Warrants” has the meaning ascribed thereto on the first page of this Agreement;

“Warrant Agent” means Computershare Trust Company of Canada;

“Warrant Indenture” means the warrant indenture to be entered into on the Closing Date between the Warrant Agent and the Company in relation to the Warrants, as amended from time to time; and

“Warrant Shares” has the meaning ascribed thereto on the first page of this Agreement.

1.2

Division and Headings: The division of this Agreement into sections, subsections, paragraphs and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless something in the subject matter or context is inconsistent therewith, references herein to sections, subsections, paragraphs and other subdivisions are to sections, subsections, paragraphs and other subdivisions of this Agreement.

1.3

Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein and the parties hereto irrevocably attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.

1.4	Currency: Except as otherwise indicated, all amounts expressed herein in terms of money refer to lawful currency of Canada and all payments to be made hereunder shall be made in such currency.

1.5	Schedules: The following are the schedules attached to this Agreement, which schedules are deemed to be a part hereof and are hereby incorporated by reference herein:

Schedule “A” - Opinion of the Company’s Legal Counsel;

Schedule “B” - Subsidiaries;

Schedule “C” - Intellectual Property;

Schedule “D” - Form of Lock-Up Agreement;

Schedule “E” - Compliance with United States Securities Laws; and

Schedule “F” – Canadian Purchaser Questionnaire.

2.	Nature of Transaction

2.1

Each Purchaser resident in a Qualifying Province shall purchase the Units pursuant to the Final Prospectus. The Company and the Agent hereby agree to comply with all Applicable Securities Laws on a timely basis in connection with the distribution of the Units.

3.	Covenants and Representations of the Agent

3.1	The Agent covenants with the Company, and acknowledges that the Company is relying on same in entering into this Agreement, that:

(a)

it will conduct activities in connection with arranging for the sale and distribution of the Units in compliance with the Prospectus, the provisions of this Agreement and all Applicable Securities Laws;

(b)

it will not, directly or indirectly, sell or solicit offers to purchase the Units or distribute or publish any offering circular, prospectus, form of application, advertisement or other offering materials in any country or jurisdiction so as to require registration of the Units, filing of a prospectus or similar document with respect thereto or compliance by the Company with regulatory requirements (including any continuous disclosure obligations or similar reporting obligations) under the laws of any jurisdiction (other than the filing of the Preliminary Prospectus, the Final Prospectus or any Supplementary Material in the Qualifying Provinces and the Agent shall be entitled to assume that the Units have been qualified in the Qualifying Provinces to the extent a Final Receipt has been issued);

(c)

it will, provided it is otherwise satisfied, acting reasonably, execute and deliver to the Company, the certificate required to be executed by the Agent under Applicable Securities Laws in connection with the Final Prospectus and any Supplementary Material;

(d)	it will deliver such further certificates and other documentation as may be contemplated in this Agreement or as the Company or its counsel may reasonably require in connection with the Offering;

(e)	it understands and acknowledges that none of the Units have been or will be registered under the U.S. Securities Act or the securities laws of any state of the United States;

(f)

the representations, warranties, covenants and agreements of the Agent in Schedule “E” hereto and all offers and sales of Base Units in the United States or to, or for the account or benefit of, U.S. Persons by the Agent, acting through its U.S. Affiliate have been and shall be made in compliance with the Agent’s representations, warranties, covenants and agreements contained in Schedule “E” hereto, which forms a part of this Agreement; and

(g)

it understands that the Compensation Securities have not been and will not be registered under the U.S. Securities Act or any state securities laws of the United States, and that the Compensation Options and Compensation Option Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless an exemption from registration is available. Accordingly, the Agent represents and warrants that it is not in the United States or a U.S. Person and is not acquiring the Compensation Securities and will not exercise the Compensation Securities, where applicable for the account or benefit of or for transfer to any person in the United States or a U.S. Person.

3.2

The Agent shall notify the Company when, in its reasonable opinion, the Agent and Selling Group have ceased distribution of the Units and, if required for regulatory compliance purposes, provide a breakdown of the number of Units distributed and proceeds received in each of the Qualifying Provinces.

3.3	The Agent represents and warrants to, and covenants with, the Company that it is duly registered as an investment dealer under the Applicable Securities Laws in each of the Qualifying Provinces.

4.	Marketing

(a)	during the Distribution Period and subject to Applicable Securities Laws:

(i)

the Company shall prepare, in consultation with the Agent, and approve in writing, prior to such time any marketing materials provided to potential investors in the Units, a template version of any marketing materials reasonably requested to be provided by the Agent to any such potential investor, such marketing materials to comply with Applicable Securities Laws and to be acceptable in form and substance to the Agent and its counsel, acting reasonably;

(ii)	the Agent shall approve a template version of any such marketing materials in writing prior to the time such marketing materials are provided to potential investors in Units;

(iii)

the Company shall file a template version of any such marketing materials on SEDAR as soon as reasonably practical after such marketing materials are so approved in writing by the Company and the Agent, and in any event, on or before the day the marketing materials are first provided to any potential investor in Units, and any comparables (as defined in NI 41-101) shall be removed from the template version in accordance with NI 44-101 prior to filing such on SEDAR (provided that if any such comparables are removed, the Company shall deliver a complete template version of any such marketing materials to the Securities Commissions), and the Company shall provide a copy of such filed template version to the Agent, as soon as practicable following such filing;

(b)

following the approvals and filings set forth in Sections 4(a)(i) to 4(a)(iii) above, the Agent may provide a limited use version of such marketing materials to potential investors under the Offering in accordance with Applicable Securities Laws;

(c)

the Company shall prepare and file on SEDAR with the Securities Commissions a revised template version of any marketing materials provided to potential investors under the Offering where required under Applicable Securities Laws;

(d)	the Company and the Agent, on a several basis, covenant and agree that during the Distribution Period:

(i)

they will not provide any potential investor under the Offering with any marketing materials unless a template version of such materials has been filed by the Company with the Securities Commissions on or before the day such marketing materials are first provided to any potential investor under the Offering;

(ii)

they will not provide any potential investor with any materials or information in relation to the distribution of the Units or the Company, other than: (A) such marketing materials that have been approved and filed in accordance with Section 4(a); (B) the Prospectus; and (C) any standard term sheets approved in writing by the Company and the Agent; and

(iii)

any marketing materials approved and filed in accordance with Section 4(a), and any standard term sheets approved in writing by the Company and the Agent, shall only be provided to potential investors in the Qualifying Provinces.

5.	Representations, Warranties and Covenants of the Company

5.1	The Company hereby represents, warrants and covenants to and with the Agent, and acknowledges that the Agent is relying on same in entering into this Agreement, that:

(a)

the Company (i) is duly existing under the Corporations Act and is and will at the Closing Time be up-to-date in all material corporate filings and in good standing under the Corporations Act; (ii) has all requisite corporate power and capacity to carry on its business as now conducted and to own, lease and operate its properties and assets; and (iii) has all requisite corporate power and authority to issue and sell the Offered Securities, issue the Compensation Securities and enter into this Agreement, the Warrant Indenture and the Compensation Option Certificates, and to carry out its obligations hereunder and thereunder;

(b)

the Subsidiaries listed on Schedule “B” are the only subsidiaries of the Company and all of the securities of such Subsidiaries are held directly or indirectly by the Company free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims and demands whatsoever and the Company is entitled to the full beneficial ownership of all such shares in the Subsidiaries. All of such shares in the capital of the Subsidiaries have been duly authorized and validly issued and are outstanding as fully paid shares and no person, other than the Company or a Subsidiary has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option, for the purchase from the Company of any interest in any of such shares or for the issue or allotment of any unissued shares in the capital of the Subsidiaries or any other security convertible into or exchangeable for any such shares;

(c)

each of the Subsidiaries: (i) has been duly incorporated in its jurisdiction of incorporation and is and will at the Closing Time and any Agent’s Option Closing Time, be up-to-date in all material corporate filings and in good standing under the laws of its jurisdiction; and (ii) has all requisite corporate power and authority to carry on its business as now conducted and to own, lease and operate its properties and assets;

(d)

each of the Company and the Subsidiaries is, in all material respects, conducting its business in compliance with Applicable Securities Laws and all applicable laws, rules and regulations of each jurisdiction in which its business is carried on and each is licensed, registered or qualified in all jurisdictions in which it is required to be licensed, registered or qualified and all such licenses, registrations and qualifications are, and will at the Closing Time and any Agent’s Option Closing Time, be, valid, subsisting and in good standing and it has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non- compliance with any such laws, regulations, licenses, registrations and qualifications which could have a Material Adverse Effect;

(e)

no proceedings have been taken, instituted or, to the knowledge of the Company, are pending for the dissolution or liquidation of the Company or any of the Subsidiaries and neither the Company nor the Subsidiaries have committed an act of bankruptcy or sought protection from the creditors thereof before any court or pursuant to any legislation, proposed or taken any proceedings with respect to a compromise or arrangement to the creditors thereof generally, or taken any proceedings to be declared bankrupt or wound up, or to have a receiver appointed over any of the assets thereof;

(f)

other than as disclosed in the Offering Documents, there are no material actions, proceedings or investigations (whether or not by or on behalf of the Company or the Subsidiaries) or to the knowledge of the Company threatened or pending, against or affecting the Company or the Subsidiaries at law or in equity (whether in any court, arbitration or similar tribunal) or before or by any federal, provincial, state, municipal or other governmental department, commission, board or agency, domestic or foreign;

(g)	the Company is not aware of any legislation, or proposed legislation, which it anticipates will have a Material Adverse Effect;

(h)

neither the Company nor the Subsidiaries have approved or entered into any agreement which remains in force in respect of, or received any written notice with respect to: (i) the purchase of any material property or assets or any interest therein or the sale, transfer or other disposition of any material property or assets or any interest therein currently owned, directly or indirectly, by the Company or the Subsidiaries whether by asset sale, transfer of shares or otherwise; (ii) the change of control of the Company or any Subsidiary (whether by sale or transfer of shares or sale of all or substantially all of the property or assets of the Company or any Subsidiary or otherwise); or (iii) to the knowledge of the Company, a proposed or planned disposition of Common Shares by any shareholder who owns, directly or indirectly, 10% or more of the outstanding Common Shares;

(i)

neither the Company nor the Subsidiaries is in default or in breach in any material respect of the constating documents, by-laws or resolutions of its directors or shareholders or any Debt Instrument, Material Agreement, or any judgment, decree, order, statute, rule or regulation applicable to any of them;

(j)

the execution and delivery of this Agreement, the Warrant Indenture and the Compensation Option Certificates and the performance by the Company of its obligations hereunder and thereunder and the transactions contemplated hereby and thereby, including the issuance of the Offered Securities and the issuance of the Compensation Securities have been duly authorized by all necessary corporate action of the Company and each of this Agreement which has been executed and delivered by the Company and the Compensation Option Certificates when executed and delivered by the Company, constitute and will constitute at the Closing Time and any Agent’s Option Closing Time, a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, provided that enforcement thereof may be limited by laws affecting creditors’ rights generally, that specific performance and other equitable remedies may only be granted in the discretion of a court of competent jurisdiction, that the provisions relating to indemnity, contribution and waiver of contribution may be unenforceable;

(k)

the execution and delivery of this Agreement, the Warrant Indenture and the Compensation Option Certificates and the fulfillment of the terms hereof and thereof by the Company, the issuance, sale and delivery of the Offered Securities and the issuance of the Compensation Securities, do not and will not require the consent, approval, authorization, registration or qualification of or with any governmental authority, stock exchange, quotation system, Securities Commission or other third party, except: (i) such as have been obtained; or (ii) such as may be required and will be obtained by the Closing Time or Agent’s Option Closing Time, as applicable, or within the applicable time frames following the Closing Time or Agent’s Option Closing Time, as applicable, as permitted by Applicable Securities Laws or the rules of the Exchange, subject to such customary conditions as applicable to each such obligations;

(l)

the execution and delivery of this Agreement, the Warrant Indenture and the Compensation Option Certificates and the fulfillment of the terms hereof and thereof by the Company, the issuance, sale and delivery of the Offered Securities and the issuance of the Compensation Securities do not and will not result in a breach of or constitute a default under, and do not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach of or constitute a default under, and do not and will not conflict with the terms or provisions of (i) the constating documents of the Company or its Subsidiaries or any resolutions of the shareholders or directors of the Company or its Subsidiaries, (ii) any Debt Instrument or Material Agreement, or (iii) any judgment, decree, order, statute, rule or regulation applicable to the Company or the Subsidiaries, which breach or default would have a Material Adverse Effect;

(m)

all necessary corporate action has been taken or will have been taken prior to the Closing Time or Agent’s Option Closing Time, as applicable, by the Company so as to validly: (i) issue and sell the Unit Shares as fully paid and non-assessable Common Shares; (ii) validly create and issue the Warrants and Compensation Option Warrants; and (iii) validly create and reserve for issuance the Warrant Shares and Compensation Securities;

(n)

the Unit Shares have been, or prior to the Closing Time or Agent’s Option Closing Time, as applicable, will be, duly and validly authorized and reserved for issuance and when certificates representing the Unit Shares have been issued (or other electronic delivery thereof has been effected), delivered and paid for, the Unit Shares will be validly issued as fully paid and non- assessable Common Shares and all statements made in this Agreement and in the Offering Documents describing the Unit Shares (including their attributes) are, and will be, as applicable, accurate in all material respects;

(o)

the Warrants have been, or prior to the Closing Time or Agent’s Option Closing Time, as applicable, will be duly and validly authorized and created and, upon receipt by the Company of the aggregate consideration and when certificates for the Warrants have been countersigned by the Warrant Agent (or other electronic delivery thereof has been effected) and delivered by the Company, will be validly issued and all statements made in the Offering Documents describing the Warrants will be accurate in all material respects;

(p)

the Warrant Shares have been, or prior to the Closing Time or Agent’s Option Closing Time, as applicable, will be, duly and validly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with their terms and when certificates representing the Warrant Shares have been countersigned by the Transfer Agent (or other electronic delivery thereof has been effected), issued, delivered and paid for, the Warrant Shares will be validly issued as fully paid and non-assessable Common Shares, and all statements made in the Offering Documents describing the Warrant Shares will be accurate in all material respects;

(q)

the Compensation Options to be issued to the Agent (or as directed by the Agent in accordance with the terms of this Agreement) as contemplated in this Agreement have been, or prior to the Closing Time or the Agent’s Option Closing Time, as the case may be, will be, duly and validly authorized and created and when the Compensation Option Certificates have been signed, issued and delivered by the Company, the Compensation Options will be validly issued and all statements made in this Agreement and in the Offering Documents describing the Compensation Options (including their attributes) are accurate in all material respects;

(r)

the Compensation Securities have been, or prior to the Closing Time or the Agent’s Option Closing Time, as the case may be, will be, duly and validly authorized and reserved for issuance and, upon exercise of the Compensation Options in accordance with their terms and when the Compensation Securities have been issued, delivered and paid for, the Compensation Option Shares will be validly issued as fully paid and non- assessable Common Shares and all statements made in this Agreement and in the Offering Documents describing the Compensation Securities (including their attributes) are accurate in all material respects;

(s)

the authorized capital of the Company consists of an unlimited number of Common Shares, of which 72,193,209 Common Shares of the Company are issued and outstanding as fully paid and non-assessable shares of the Company;

(t)

except for 6,675,360 options issued pursuant to the Stock Option Plan to purchase Common Shares of the Company and 12,958,609 warrants issued and outstanding as at the date hereof, no person has any agreement or option or right or privilege (whether at law, pre-emptive or contractual) capable of becoming an agreement for the purchase, subscription or issuance of, or conversion into, any unissued shares, securities, warrants or convertible obligations of any nature of the Company;

(u)	to the knowledge of the Company, no agreement is in force or effect which in any manner affects the voting or control of any of the securities of the Company or any Subsidiary;

(v)	the Transfer Agent at its principal offices in the City of Vancouver has been appointed as the registrar and transfer agent for the Common Shares;

(w)	prior to the Closing Time, the Warrant Agent at its principal offices in the City of Vancouver will be appointed as the Warrant Agent;

(x)

the currently issued and outstanding Common Shares of the Company are listed and posted for trading on the CSE and no order ceasing or suspending trading in any securities of the Company or prohibiting the sale of the Offered Securities has been issued and no proceedings for such purpose are, to the best of the Company’s knowledge, information and belief, threatened or pending;

(y)	the Company is in compliance in all material respects with the rules and regulations of the CSE;

(z)

the Company is a “reporting issuer”, not included in a list of defaulting reporting issuers maintained by the Securities Commission of each of the provinces of Alberta, British Columbia and Ontario, and in particular, without limiting the foregoing, the Company has at all relevant times complied with its obligations to make timely disclosure of all material changes relating to it, no such disclosure has been made on a confidential basis that is still maintained on a confidential basis, and there is no material change relating to the Company which has occurred and with respect to which the requisite material change report has not been filed with the Securities Commissions in the Qualifying Provinces, except to the extent that the Offering constitutes a material change;

(aa)

the Company will use its commercially reasonable efforts to maintain its status as a “reporting issuer” (or the equivalent thereof) not in default of the requirements of the Applicable Securities Laws of each of the Qualifying Provinces, for a period of three years following the Closing Date, provided that this covenant shall not prevent the Company from completing any transaction which would result in the Company ceasing to be a “reporting issuer” so long as the holders of Common Shares receive securities (or cash or any combination thereof as the case may be) of a successor entity pursuant to a transaction in compliance with applicable corporate laws and Applicable Securities Laws, or the Company’s shareholders approve the transaction;

(bb)

the Company will use commercially reasonable efforts to maintain a listing of its Common Shares on the Exchange for a period of three years from the Closing Date, provided that this covenant shall not prevent the Company from completing any transaction which would result in the Common Shares ceasing to be listed so long as the holders of Common Shares receive securities (or cash or any combination thereof as the case may be) of a successor entity pursuant to a transaction in compliance with applicable corporate laws and Applicable Securities Laws, or the Company’s shareholders approve the transaction;

(cc)	Since March 31, 2015, except as disclosed in the Offering Documents:

(i)

there has not been any material change in the assets, liabilities, obligations (absolute, accrued, contingent or otherwise), business, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, on a consolidated basis;

(ii)	there has not been any material change in the capital stock or long-term debt of the Company and the Subsidiaries, on a consolidated basis; and

(iii)	the Company and the Subsidiaries have carried on their respective businesses in the ordinary course;

(dd)

the restated audited annual financial statements of the Company for the years ended March 31, 2015 and 2014 and the restated unaudited interim consolidated financial statements of the Company for the three-month period ended June 30, 2015, the six- month period ended September 30, 2015 and the nine-month period ended December 31, 2015 (the “Financial Statements”), contained in the Prospectus have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and present fairly, in all material respects, the financial condition of the Company and the Subsidiaries, on a consolidated basis, as at the respective dates thereof;

(ee)

there are no material off-balance sheet transactions, arrangements or obligations (including contingent obligations) of the Company or any of its Subsidiaries with unconsolidated entities or other persons that, to the best of the Company’s knowledge, could reasonably be expected to have a Material Adverse Effect;

(ff)

neither the Company nor the Subsidiaries has any liabilities, direct or indirect, contingent or otherwise, not disclosed in the Financial Statements which, to the best of the Company’s knowledge, has or would reasonably be expected to have a Material Adverse Effect;

(gg)

except as disclosed in the Offering Documents, the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(hh)

the auditors of the Company who audited the consolidated financial statements of the Company for the years ended March 31, 2015 and 2014 are independent public accountants as required by the Applicable Securities Laws of Canada;

(ii)	there has not been any “reportable event” (within the meaning of National Instrument 51- 102) with the present or any former auditor of the Company;

(jj)

to the best of the Company’s knowledge, the Company, its affiliates, and its directors, officers, supervisors, managers, agents, and employees, and any persons acting on behalf of any such persons, have conducted at all times, are conducting, and will continue to conduct, its operations in full compliance with the Anti-Corruption Rules of all applicable jurisdictions and no action, suit, investigation or proceeding by or before any governmental authority or any arbitrator involving the Company or any of its directors, officers, supervisors, managers, agents, employees, or affiliates, or any persons acting on behalf of any such persons, with respect to a violation or potential violation of Anti- Corruption Rules is pending or threatened;

(kk)

to the best of the Company’s knowledge, neither the Company nor any of its directors, officers, agents, employees, or affiliates, or any persons acting on behalf of any such persons, is a “listed entity”, “designated person” or “listed person” under Part II.1 of the Criminal Code (Canada) or an order or regulation issued under the United Nations Act (Canada) or the Special Economic Measures Act (Canada) (collectively, “Canadian Sanctions Laws”) or is the subject of any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person or entity that is listed or designated under Canadian Sanctions Laws or is, to the knowledge of the Company, the subject of any sanctions administered by OFAC;

(ll)

the Company, the activities and operations of the Company and to the Company’s knowledge, all of its respective directors, officers, agents, employees, affiliates or persons acting on behalf of any such persons, are, have been and will continue to be conducted at all times in compliance with the anti-money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency to which they are subject (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any governmental authority or any arbitrator involving the Company with respect to the Anti- Money Laundering Laws is, to the best of the knowledge, information and belief of the Company, pending or threatened;

(mm)

neither the Company nor the Subsidiaries, nor to the best of the Company’s knowledge, information and belief, any other person, is in default in any material respect in the observance or performance of any term, covenant or obligation to be performed by the Company or the Subsidiaries or such other person, as applicable, under any Debt Instrument or Material Agreement which could have a Material Adverse Effect, and all such Debt Instruments and Material Agreements are in good standing in all material respects, and no event has occurred which with notice or lapse of time or both would constitute a material default thereunder by the Company, the Subsidiaries or, to the best of the Company’s knowledge, information and belief, any other party;

(nn)

except where it could not reasonably be expected to be a Material Adverse Effect, the Company has filed or delivered all reports, filings, disclosures, releases and other materials required to be filed with or delivered to any securities regulatory authority having jurisdiction under applicable laws (including, without limitation, periodic timely disclosure filings and other materials required to be filed by a “reporting issuer” under Applicable Securities Laws in the Qualifying Provinces) and all such reports, filings, disclosures, releases or other materials were prepared in compliance with applicable laws (including Applicable Securities Laws) and, as of the date of the filing or delivery thereof, none of such reports, filings, disclosures, releases or other materials contained any misrepresentation;

(oo)

except as disclosed in the Financial Statements or where it would not reasonably be expected to have a Material Adverse Effect, all taxes (including income tax, capital tax, payroll taxes, employer health tax, workers’ compensation payments, property taxes, custom and land transfer taxes), duties, royalties, levies, imposts, assessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto (collectively, “Taxes”) due and payable by the Company or any of its Subsidiaries have been paid. All tax returns, declarations, elections, payments, withholdings, remittances and filings of any kind required by applicable laws to be filed or made by the Company or any of its Subsidiaries have been filed or made within the applicable statutory periods with all appropriate governmental authorities and all such returns, declarations, elections, payments, withholdings, remittances and filings are complete and materially accurate and no material fact or facts have been omitted therefrom which would make any of them misleading. To the best of the knowledge of the Company and the Subsidiaries no examination by any governmental authority of any tax return of the Company or any of its Subsidiaries or audit of any Taxes is currently in progress except in the ordinary course and there are no issues or disputes outstanding with any governmental authority respecting any Taxes that have been paid, or may be payable, by the Company and any of its Subsidiaries;

(pp)	the Company will use the net proceeds of the Offering as described in the Final Prospectus;

(qq)

other than the Agent (and members of the Selling Group) pursuant to this Agreement, there is no person acting or purporting to act at the request of the Company who is entitled to any brokerage, agency or other fiscal advisory or similar fee in connection with the Offering;

(rr)

neither the Company nor the Subsidiaries is party to any material Debt Instrument or has any material loans or other indebtedness outstanding with any of its shareholders, officers, directors or employees, past or present, or any person not dealing at arm’s length with the Company or any Subsidiary other than as disclosed in the Company’s Information Record;

(ss)

other than with the prior written consent of the Agent, such consent not to be unreasonably withheld, the Company will not, offer or issue, or enter into an agreement to offer or issue, or announce any intention to offer or issue, any of its securities (other than (i) stock option issuances pursuant to the Company’s Stock Option Plan; (ii) the exercise of stock options granted pursuant to the Company’s Stock Option Plan; (iii) securities issuable upon the exercise of the currently outstanding stock options or convertible securities; (iv) in connection with a bona fide acquisition or licensing transaction by the Company of the shares or assets of other corporations or entities; (vi) pursuant to the Offering; or (vii) pursuant to the exercise of stock options and warrants outstanding as of the date of this Agreement) for a period of 90 days following the filing of the Final Prospectus;

(tt)

the Company will obtain any necessary regulatory consents and approvals from the Exchange and other applicable regulatory authorities, stock exchanges, the CSE (if applicable) and quotation systems in connection with the Offering on such conditions as are acceptable to the Agent and the Company, acting reasonably;

(uu)

the Company will arrange for the listing of the Unit Shares, Warrant Shares, the Compensation Option Shares and the Compensation Option Warrant Shares on the Exchange effective as of the Closing Date and the Agent’s Option Closing Date;

(vv)

to the knowledge of the Company, none of the directors or officers of the Company, any known holder of more than 10% of any class of shares of the Company, or any known associate or affiliate of any of the foregoing persons or companies has had any material interest, direct or indirect, in any material transaction within the previous two years or any proposed material transaction which, as the case may be, materially affected, is material to or will materially affect the Company and the Subsidiaries on a consolidated basis other than as described in the Company’s Information Record;

(ww)

the assets of the Company and the Subsidiaries and their business and operations are insured against loss or damage with insurers on a basis consistent with insurance obtained by comparable businesses, and in such amounts that are customary in the business in which it is engaged and the current stage of its development and operation, and such coverage is in full force and effect;

(xx)

the Company’s Information Record and all other information which has been prepared by the Company relating to the Company or the Subsidiaries and their respective businesses, property and liabilities and either publicly disclosed or provided to the Agent, are, as of the date of such information, true and correct in all material respects and does not contain a misrepresentation, and no material fact or facts have been omitted therefrom which would make such information materially misleading and the Company is not aware of any circumstances presently existing under which liability is or would reasonably be expected to be incurred under the secondary market liability disclosure provisions of the Securities Act (British Columbia) or analogous secondary market liability disclosure provisions under Applicable Securities Laws in the other Qualifying Provinces;

(yy)

the Company agrees that during the period from the date of this Agreement to the completion of the Distribution Period, the Company will promptly provide to the Agent drafts of any press releases of the Company for review by the Agent and the Agent’s counsel prior to issuance and it shall obtain prior approval of the Agent as to the content and form of any press release relating to the Offering, such approval not to be unreasonably withheld (provided that these provisions shall not prohibit the Company from complying with its continuous disclosure requirements under Applicable Securities Law);

(zz)	the Company is an Eligible Issuer;

(aaa)	the Company represents and warrants to the Agent with respect to the Offering Documents that:

(i)

all of the information and statements contained in each of the Offering Documents are true and correct in all material respects and contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to each of the Offering, the Company and the Subsidiaries on a consolidated basis and the Offered Securities;

(ii)

no material fact or information has been omitted from any of the Offering Documents which is required to be stated in such disclosure or is necessary to make the statements or information contained in such disclosure not misleading in light of the circumstances under which they were made (provided that this representation and warranty is not intended to extend to information and statements provided by the Agent in writing specifically for use therein); and

(iii)	the Offering Documents, in all material respects, contain the disclosure required by and conform to all requirements of Applicable Securities Laws;

(bbb)

the Company shall cause to be delivered to the Agent, concurrently with the filing of the Final Prospectus and any Supplementary Material thereto, a comfort letter dated the date of the Final Prospectus from the auditors of the Company, and any other auditors who have audited any of the financial statements included or incorporated by reference in the Final Prospectus, and in each case addressed to the Agent and to the directors of the Company, in form and substance satisfactory to the Agent, acting reasonably, relating to the verification of the financial information and accounting data and other numerical data of a financial nature contained therein and matters involving changes or developments since the respective dates as of which specified financial information is given therein, which comfort letter shall be based on the applicable auditor’s review having a cut-off date of not more than two Business Days prior to the date of the Final Prospectus;

(ccc)

during and prior to completion of the Distribution Period, the Company will use its best efforts to otherwise take or cause to be taken all steps and proceedings that may be required under the Applicable Securities Laws of the Qualifying Provinces to qualify the Units for sale and issuance to the public through registrants registered under the Applicable Securities Laws of the Qualifying Provinces who have complied with the relevant provisions thereof and to qualify the issuance of the Compensation Securities to the Agent (or as directed by the Agent in accordance with the terms of this Agreement);

(ddd)

at all times until the completion of the Distribution Period the Company will, to the satisfaction of counsel to the Agent, acting reasonably, promptly take or cause to be taken all additional steps and proceedings that may be required from time to time under the Applicable Securities Laws of the Qualifying Provinces to continue to so qualify the Units and the Compensation Securities or, in the event that they have, for any reason, ceased to so qualify, to again so qualify them;

(eee)

if, after the execution of this Agreement and prior to the completion of the Distribution Period, it is necessary to amend or supplement the Final Prospectus to comply with Applicable Securities Laws, the Company will promptly notify the Agent and forthwith prepare and file with the Securities Commissions in accordance with Applicable Securities Laws, such Supplementary Material as may be necessary so that the Final Prospectus, as so amended or supplemented, will comply with Applicable Securities Law;

(fff)

if during the Distribution Period there shall be any change in Applicable Securities Laws which, in the opinion of the Agent, acting reasonably, requires the filing of any Supplementary Material, upon written notice from the Agent, the Company shall, to the satisfaction of the Agent and Agent’s counsel, acting reasonably, promptly prepare and file any such Supplementary Material with the appropriate Securities Commissions where such filing is required;

(ggg)

prior to the completion of the Distribution Period, the Company will allow the Agent to conduct all due diligence which it may reasonably require to conduct and participate fully in the preparation of the Final Prospectus and any Supplementary Material in order to fulfill its obligations and in order to enable it to responsibly execute the certificates required to be executed by it at the end of each of the Final Prospectus and any applicable Supplementary Material; and without limiting the scope of the due diligence inquiries the Agent may conduct, the Company will make available its senior management, directors, auditors and legal counsel, and such other parties as the Agent may reasonably require, to answer the reasonable questions of the Agent in due diligence meetings to be conducted prior to the filing of the Preliminary Prospectus, the Final Prospectus and any Supplementary Material, and the Closing Date and Agent’s Option Closing Date and shall cause its auditors to deliver the comfort letter as contemplated by Section 5.1(bbb) hereof;

(hhh)

upon becoming aware, the Company will promptly notify the Agent in writing if, prior to completion of the Distribution Period, there shall occur any material change or change in a material fact (in either case, whether actual, anticipated, contemplated or threatened and other than a change or change in fact relating solely to the Agent) or any event or development involving a prospective material change or a change in a material fact or any other material change concerning the Company and the Subsidiaries on a consolidated basis or any other change which is of such a nature as to result in, or could be considered reasonably likely to result in, a misrepresentation in the Offering Documents, as they exist immediately prior to such change, or could render the foregoing, as they exist immediately prior to such change, to not be in compliance with any Applicable Securities Laws;

(iii)

during the Distribution Period, the Company will promptly notify the Agent in writing with full particulars of any such actual, anticipated, contemplated, threatened or prospective material change referred to in the preceding paragraph and the Company shall, to the satisfaction of the Agent, acting reasonably, provided the Agent has taken all action required by it hereunder to permit the Company to do so, file promptly and, in any event, within all applicable time limitation periods with the Securities Commissions in the Qualifying Provinces a Prospectus Amendment or Supplementary Material, as the case may be, or material change report as may be required under Applicable Securities Laws and shall comply with all other applicable filing and other requirements under the Applicable Securities Laws including any requirements necessary to qualify the distribution of the Units and the issue of the Compensation Securities. The Company will not file any such Prospectus Amendment or Supplementary Material without first obtaining the written approval of the form and content thereof by the Agent, which approval shall not be unreasonably withheld or delayed;

(jjj)

during the Distribution Period, the Company will discuss with the Agent as promptly as possible any circumstance or event which is of such a nature that there is or ought to be consideration given as to whether there may be a material change or change in a material fact or other change described in the preceding two paragraphs;

(kkk)

the minute books and records of the Company and Subsidiaries which the Company has made or will make available to the Agent and their counsel in connection with their due diligence investigation of the Company and the Subsidiaries are all of the minute books of the Company and the Subsidiaries for such periods and contain copies of all constating documents and all proceedings of holders of Common Shares and directors, including any committee of directors, and are complete in all material respects. There have been no other material meetings, resolutions or proceedings of the holders of Common Shares, board of directors or committees thereof of the Company or the Subsidiaries during the periods requested that are not reflected in such minute books and other records;

(lll)

except to the extent that any violation does not have a Material Adverse Effect, neither the Company nor its Subsidiaries are in violation of any applicable federal, provincial, state, municipal or local laws, regulations, orders, government decrees or ordinances with respect to environmental, health or safety matters (collectively, “Environmental Laws”);

(mmm)

except as disclosed in the Offering Documents, there have been no past unresolved, and, to the Company’s knowledge, there are no pending or threatened, claims, complaints, notices or requests for information received by the Company or the Subsidiaries with respect to any alleged material violation of any law, statute, order, regulation, ordinance or decree and no conditions exist at, on or under any properties now or previously owned, operated or leased by the Company or the Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any law, statute, order, regulation, ordinance or decree that, in either case has, or may reasonably be expected to have, a Material Adverse Effect;

(nnn)

all filings by the Company, pursuant to which the Company has received or is entitled to receive government incentives, have been made in accordance, in all material respects, with all applicable legislation and contain no misrepresentations of material fact or omit to state any material fact which could reasonably be expected to cause any amount previously paid to the Company, or previously accrued on the accounts thereof, to be recovered or disallowed;

(ooo)

Schedule “C” contains a complete and accurate reference of all material Intellectual Property and Technology that the Company and each of the Subsidiaries currently owns, uses or has the right to use or otherwise exploit in the conduct of its business (“Owned IP”);

(ppp)

the Business IP constitutes all of the Intellectual Property and Technology necessary to conduct fully the business of each of the Company and each of the Subsidiaries as it is currently conducted and as currently proposed to be conducted. The Company has sufficient rights to use and otherwise exploit the Business IP in connection with the operation of the business of the Company and the consummation of the transactions contemplated by this Agreement will not constitute or result in a breach or violation of, a default, termination or right of termination under, the creation or acceleration of any obligations under, of the creation of any lien, hypothec or encumbrance on the Business IP;

(qqq)

except as disclosed in the Offering Documents, the Company or one of the Subsidiaries owns all right, title and interest in and to the Owned IP free and clear of any encumbrances other than encumbrances in the process of being discharged, which are disclosed on Schedule “C”, and has sole and exclusive rights (and is not contractually obligated to pay any compensation to any other person in respect thereof except for those instances disclosed on Schedule “C”, which are also disclosed in the Company’s Information Record) to the use thereof or the material covered thereby. The Owned IP does not contain or embody, or require for its full and proper operation, any Intellectual Property or Technology owned by any other person;

(rrr)

except as disclosed in the Offering Documents, each Material Agreement, entered into in connection with the Licensed IP is valid and subsisting as at the date hereof, except as would not have a Material Adverse Effect. The Company and each of the Subsidiaries has the right to use the Licensed IP that it uses or otherwise exploits or that is currently incorporated in or distributed with, or that the Company and each of the Subsidiaries has contemplated incorporating in or distributing with, the Company’s and each of the Subsidiaries’ products to distributors, resellers and end-users of such products, except as would not have a Material Adverse Effect;

(sss)

except as disclosed in the Offering Documents, to the knowledge of the Company, none of the Business IP nor any service rendered by the Corporation or any of the Subsidiaries, nor any product currently or proposed to be developed, manufactured, produced or used by the Company or any of the Subsidiaries infringes upon any of the Intellectual Property or Technology owned or held by any other person. Except as disclosed in the Offering Documents, neither the Corporation nor any of the Subsidiaries nor, to the Corporation’s knowledge any of their respective directors, officers or employees ever received any charge, complaint, claim, demand or notice alleging any interference, infringement, misappropriation or violation with respect to any Business IP (including any claim that the Company, any of the Subsidiaries and/or such persons must license or refrain from using any Intellectual Property or Technology of a third party), nor to the knowledge of the Company are there any valid grounds for any bona fide claims, except as would not have a Material Adverse Effect;

(ttt)

to the knowledge of the Company, there is no and has not been any unauthorized use, infringement or misappropriation of any Owned IP by any other person. Neither the Company nor any of the Subsidiaries has covenanted or agreed with any person not to sue or otherwise enforce any legal rights with respect to any Business IP;

(uuu)

except as disclosed in the Offering Documents, neither the Company nor any of the Subsidiaries has since the date of its incorporation authorized any person (other than its employees and independent contractors in the ordinary course of business) to use, or granted any person any option to acquire any rights to or licences to use, sell, assign or otherwise transfer, any of the Business IP;

(vvv)

the Company and each of the Subsidiaries has taken all commercially reasonable steps (including measures to protect secrecy and confidentiality) to protect the Corporation’s and each of the Subsidiaries’ right, title and interest in and to all Business IP. All potential customers, customers, agents and representatives of the Corporation and each of the Subsidiaries who have or have had access to confidential Business IP and any confidential or proprietary information of the Company and each of the Subsidiaries have a legal obligation of confidentiality to the Company and each of the Subsidiaries with respect to such information;

(www)

all of the current and past executive officers of the Company and each of the Subsidiaries and all of the current and past employees and contractors of the Company and each of the Subsidiaries employed or engaged in research and development activities duly executed and delivered Employee IP Agreements on or before the date of commencement of their respective employment with the Company and each of the Subsidiaries, which Employee IP Agreements effect the assignment, without additional consideration, to the Company or one of the Subsidiaries of all Intellectual Property created, invented, conceived or reduced to practice during the course of their employment or engagement with the Corporation or one of the Subsidiaries. Such Employee IP Agreements provide that the employees and consultants, as the case may be, have waived all of their non-assignable rights (including moral rights) in such Intellectual Property. The Company is not aware of any breach of any of the Employee IP Agreements;

(xxx)

any disclosure by the Company or any of the Subsidiaries or their respective employees or agents of Owned IP whose validity, enforceability, value or benefit to the Company or any of the Subsidiaries depends on its confidentiality has been made pursuant to a valid, binding and enforceable non-disclosure agreement. No disclosure of the Owned IP has been made by the Company, any of the Subsidiaries or any of their respective employees in a manner that would prevent the Company, any of the Subsidiaries or any of their successors in interest, if any, from obtaining a patent in respect of any Owned IP that would otherwise be eligible to patent, except as would not have a Material Adverse Effect;

(yyy)

each material plan for retirement, bonus, stock purchase, profit sharing, stock option, deferred compensation, severance or termination pay, insurance, medical, hospital, dental, vision care, drug, sick leave, disability, salary continuation, legal benefits, unemployment benefits, vacation, incentive or otherwise contributed to or required to be contributed to, by the Company and the Subsidiaries for the benefit of any current or former director, officer, employee or consultant of the Company or the Subsidiaries (the “Employee Plans”) has been maintained in material compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to such Employee Plans, in each case in all material respects and has been publicly disclosed to the extent required by Applicable Securities Laws;

(zzz)

there has never been, there is not currently and the Company does not anticipate any material labour disruption with respect to the employees or consultants of the Company which would have a Material Adverse Effect on the plans of the Company or the Subsidiaries or the carrying on of the business of the Company or the Subsidiaries;

(aaaa)

except as disclosed in the Offering Documents, the Company (or parties under contractual obligation to the Company) holds all licenses, certificates, approvals and permits from all provincial, federal, state, United States, foreign and other regulatory authorities, including but not limited to the United States Food and Drug Administration (the “FDA”), Health Canada (“HC”), the European Medicines Agency (the “EMA”) and any foreign regulatory authorities performing functions similar to those performed by the FDA, HC and the EMA, that are material to the conduct of the business of the Company as such business is now conducted or proposed to be conducted as described in the Prospectus, all of which are valid and in full force and effect and there is no proceeding pending or, to the knowledge of the Company, threatened which may cause any such license, certificate, approval or permit to be withdrawn, cancelled, suspended or not renewed. Nothing has come to the attention of the Company that has caused the Company to believe that the completed studies, tests, preclinical studies and clinical trials conducted by or on behalf of the Company that are described in the Prospectus were not conducted, in all material respects, in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company. No filing or submission to the FDA, HC, the EMA or any other regulatory body, that was or is intended to be the basis for any approval of the Company’s products or product candidates, to the knowledge of the Company, contains any material omission or material false information. The Company is not in violation of any material law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body, applicable to the investigation of new devices, including, but not limited to, those promulgated by the FDA, HC or the EMA; and

(bbbb)

the Company and its Subsidiaries are in material compliance with all applicable laws, regulations and policies respecting employment and employment practices, terms and conditions of employment, occupational health and safety, pay equity and wages.

6.	Conditions to Agent’s Obligation on Closing

6.1

The obligations of the Agent hereunder are subject to the following conditions, which conditions are for the sole benefit of the Agent and may be waived by the Agent in whole or in part at the Agent’s sole discretion:

(a)

the Company will have made and/or obtained the necessary filings, approvals, consents and acceptances to or from, as the case may be, the Securities Commissions and the Exchange and any other applicable securities regulatory authorities, stock exchanges and quotation systems required to be made or obtained by the Company in connection with the Offering, on terms which are acceptable to the Company and the Agent, acting reasonably, prior to the Closing Date, it being understood that the Agent will do all that is reasonably required to assist the Company to fulfill this condition;

(b)

The Company will have received a final approval letter from the Exchange and a bulletin will have been issued by the Exchange permitting the listing on the Exchange of the Common Shares (currently listed for trading on the CSE), Unit Shares, Warrant Shares, the Compensation Option Shares and the Compensation Option Warrant Shares;

(c)

the Company’s board of directors will have authorized and approved this Agreement, the Listing Application, the Warrant Indenture, the Compensation Option Certificates, the sale and issuance of the Offered Securities and the issuance of the Compensation Securities and all necessary matters relating to the foregoing;

(d)

the Company will deliver a certificate of the Company signed on behalf of the Company, but without personal liability, by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company or such other senior officers of the Company as may be acceptable to the Agent, acting reasonably, addressed to the Agent and its counsel and dated the Closing Date, in form and content satisfactory to the Agent, acting reasonably, certifying that:

(i)

no order ceasing or suspending trading in any securities of the Company or prohibiting the sale of the Units or any of the Company’s issued securities (including the Common Shares) has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or, to the knowledge of such officers are threatened, pending or contemplated by any regulatory authority;

(ii)

there has been no adverse material change (actual, proposed or prospective, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company and the Subsidiaries on a consolidated basis since the date hereof which has not been disclosed;

(iii)

on the date thereof, no material change relating to the Company and the Subsidiaries on a consolidated basis, except for the Offering, has occurred with respect to which the requisite material change report has not been filed and no such disclosure has been made on a confidential basis;

(iv)

the representations and warranties of the Company contained in this Agreement and the contents of the Listing Application are true and correct in all material respects at the Closing Time, with the same force and effect as if made by the Company as at the Closing Time after giving effect to the transactions contemplated hereby (other than any representations and warranties with respect to issued and outstanding share capital); and

(v)

the Company has complied with all material covenants and satisfied all material terms and conditions of this Agreement on its part to be complied with or satisfied, other than conditions which have been waived by the Agent, at or prior to the Closing Time;

(e)

the Agent shall have received at the Closing Time certificates dated the Closing Date, signed by appropriate officers of the Company addressed to the Agent and their counsel, with respect to the articles and notice of articles of the Company, all resolutions of the Company’s board of directors relating to this Agreement, Listing Application, the Warrant Indenture, the Compensation Option Certificates and the transactions contemplated hereby, the incumbency and specimen signatures of signing officers and authorized signatories in the form of a certificate of incumbency and such other matters as the Agent may reasonably request;

(f)	the Company will have caused its Transfer Agent to deliver a certificate as to the issued and outstanding Common Shares of the Company;

(g)

the Company will deliver certificates of good standing, status and/or compliance or equivalent, where issuable under applicable law, for the Company and the Subsidiaries, each dated within two (2) Business Days (or such earlier or later date as the Agent may accept) of the Closing Date;

(h)

the Company will have caused favourable legal opinions to be delivered by its legal counsel, Holland & Hart LLP and Blakes, Cassels & Graydon LLP, addressed to the Agent, in form and substance satisfactory to the Agent, acting reasonably, including in respect of those matters identified in Schedule “A” hereto, subject to the usual and customary assumptions, limitations and qualifications. In giving such opinions, counsel to the Company shall be entitled to rely, to the extent appropriate in the circumstances, upon local counsel or to arrange, to the extent appropriate, for separate opinions of local counsel and shall be entitled as to matters of fact to rely upon a certificate of fact from responsible persons in a position to have knowledge of such facts and their accuracy;

(i)

if any Base Units are sold in the United States or to, or for the account or benefit of, U.S. Persons, the Agent shall have received an opinion, dated the Closing Date and subject to customary assumptions, qualifications and limitations, of Holland & Hart LLP, addressed to the Agent in form and content acceptable to the Agent, acting reasonably, to the effect that the offer and sale of the Base Units (and the Base Unit Shares and Base Warrants) and the exercise of the Base Warrants are exempt from the registration requirements of the U.S. Securities Act.

(j)

the Company will have caused its auditors to deliver an update of the letter referred to in Section 5.1(bbb) above with such changes thereon as may be necessary to bring the information in such letter forward to within two business days of the Closing Date, which changes shall be acceptable to the Agent, acting reasonably;

(k)	the Agent is satisfied, in their sole discretion, with the results of its due diligence review and investigation completed in connection with the Offering;

(l)

Prior to the Closing Time, any material change (actual, anticipated, contemplated or, to the knowledge of the Company, threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company that has not otherwise been disclosed in the Offering Documents, shall have been disclosed to the Agent in writing;

(m)	the Agent will have received at the Closing Time, in form and substance satisfactory to the Agent, acting reasonably, an executed copy of the Warrant Indenture;

(n)	the Agent will have received from Advanced NeuroRehabilitation, LLC and MPJ Healthcare LLC an executed lock-up agreement in the form attached as Schedule “D” to this Agreement;

(o)	the Company will deliver such further certificates and other documentation as may be contemplated in this Agreement or as the Agent or its counsel may reasonably request; and

(p)

If the Agent exercises the Agent’s Option, the obligations of the Agent in respect of the Agent’s Option Units are subject to the conditions as set forth this Section 6.1; provided, however, that references to the Closing Date and Closing Time shall be read as the Agent’s Option Closing Date and Agent’s Option Closing Time, respectively, and all certificates, opinions, documents or instruments otherwise required to be delivered to the Agent pursuant to this Section 6.1 (other than pursuant to Section 6.1(m) and Section 6.1(n)) will be delivered to the Agent at the Agent’s Option Closing Time and will be dated the Agent’s Option Closing Date.

6.2

As soon as practicable after the Closing Date, but in any event, no later than ten (10) business days after the Company receives all required filing information from the Agent (the “Filing Date”), the Company shall prepare and file with the SEC a registration statement on Form S-1, or such other applicable form (the “Registration Statement”), covering the offer and resale of the Unit Shares and the Warrant Shares (the “Registrable Securities”). In addition, the Company shall use commercially reasonably efforts to cause such Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event no later than: (x) 30 days (if the SEC does not review the Registration Statement) or 75 days (if the SEC does review the Registration Statement), in each case, from the filing date of the Registration Statement, and shall keep the Registration Statement continuously effective under the U.S. Securities Act until such time as the Registrable Securities have been sold pursuant to the Registration Statement or are eligible to be sold pursuant to Rule 144(b)(1) of the U.S. Securities Act, without being subject to amount, time or manner of sale limitations under Rule 144 of the U.S. Securities Act. During the period during which the Company is required to keep the Registration Statement effective (the “Effectiveness Period”), the Company shall (i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period, (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 of the U.S. Securities Act; and (iii) respond to any comments received from the SEC with respect to the Registration Statement or any amendment thereto.

6.3

To the extent permitted by law, the Company shall, and it hereby agrees to, indemnify and hold harmless each holder, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of the Registrable Securities, against any losses, claims, damages or liabilities to which the holder or such agent or underwriter may become subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) (collectively, “Claims”) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company shall, and it hereby agrees to, promptly reimburse each holder or any such agent or underwriter for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such Claims; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the holders or any agent, underwriter or representative of the holders, or by the holders’ failure to furnish the Company, upon request, with the information with respect to the holders, or any agent, underwriter or representative of the holders, or the holders’ intended method of distribution, that is the subject of the untrue statement or omission. If the indemnification provided for in this Section 6.2 is held by a court of competent jurisdiction to be unavailable under applicable law in respect of any losses, then the Company shall contribute to the amount paid or payable by the holder as a result of the losses in the proportion as is appropriate to reflect the relative fault of the Company in connection with the statements or omissions which resulted in losses, as well as any other equitable considerations including the relative benefits to the Company.

7.	Closing

7.1

The closing of the purchase and sale of the Units and/or Agent’s Option Warrants, as applicable, will be completed at the Closing Time, in the case of the Base Units, or at the Agent’s Option Closing Time, in the case of the Agent’s Option Units and/or Agent’s Option Warrants at the offices of Blake, Cassels & Graydon LLP and/or by electronic exchange of documents or such other place, date or time as may be mutually agreed to between the Company and the Agent, but for greater certainty, the Closing Time will occur in conjunction with the trading date as outlined in the Exchange bulletin.

7.2

At the Closing Time, or the Agent’s Option Closing Time, as the case may be, the Company shall deliver to the Agent the (i) Unit Shares and Warrants, (ii) the Compensation Option Certificates, and (iii) the documents set out in Section 6.1, against payment to Blake, Cassels & Graydon LLP of the aggregate proceeds of the Offering, net of the Agent’s Fee and Agent’s expenses incurred up to the Closing Date, or the Agent’s Option Closing Date, as the case may be, for which the Company is responsible pursuant to Section 9.1 hereto. Any Agent’s Fee and Agent’s expenses for which the Company is responsible pursuant to Section 9.1 hereto, and not paid at the Closing Time or Agent’s Option Closing Time, as the case may be, shall be paid by the Company forthwith upon invoices being provided therefor.

7.3

The Agent may exercise the Agent’s Option, in whole or in part, at any time up to 5:00 p.m. (Toronto time) on the date which is thirty (30) days from the Closing Date, by delivery of a written notice (an “Agent’s Option Notice”) to the Company specifying the number of Agent’s Option Units and/or Agent’s Option Warrants in respect of which the Agent’s Option is being exercised and the date for delivery of the Agent’s Option Units and/or Agent’s Option Warrants (the “Agent’s Option Closing Date”); provided, however, that the Agent’s Option Closing Date shall not be earlier than the later of (i) the Closing Date or (ii) three Business Days after the date on which the Agent’s Option Notice is delivered to the Company, and shall not be later than thirty (30) days from the Closing Date.

7.4

Base Unit Shares, Base Warrants and Base Warrant Shares, if sold pursuant to Regulation D under the U.S. Securities Act, shall be issued in definitive form and registered in the name of the purchasers thereof or their nominees, and for greater certainty, no such Base Unit Shares, Base Warrants or Base Warrant Shares shall be registered in the name of CDS Clearing and Depositary Services Inc.

Termination of Purchase Obligation

7.5

Without limiting any of the other provisions of this Agreement, the Agent will be entitled, at its sole discretion, to terminate and cancel, without any liability on its part, its obligations (and those of any Purchasers arranged by it) under this Agreement by giving written notice to the Company at any time through to the Closing Time if:

(a)

material change - there shall be any material adverse change in the affairs of the Company or its Subsidiaries, taken as a whole, or there should be discovered any previously undisclosed material adverse fact which, in the reasonable opinion of the Agent, has or would be expected to have a material adverse effect on the market price or value of the Units or other securities of the Company (including the Common Shares);

(b)

due diligence out - the due diligence investigations performed by the Agent and/or their representatives reveals any material information or material fact not generally known to the public which would be expected to, in the reasonable opinion of the Agent, adversely affect the market price of the securities of the Company or marketability of the Offering;

(c)

disaster out - there should develop, occur or come into effect or existence any event, action, state, accident, condition, or major financial occurrence of national or international consequence or any new or change in any law or regulation which in the reasonable opinion of the Agent, seriously adversely affects, or will seriously adversely affect, the financial markets or the business, operations or affairs of the Company and its Subsidiaries on a consolidated basis or the market price or value of the Common Shares (including the Units) ;

(d)	market out - the state of the financial markets in Canada or elsewhere is such that, in the reasonable opinion of the Agent, the Units cannot be marketed profitably;

(e)

regulatory out - any inquiry, action, suit, proceeding or investigation (whether formal or informal) is commenced, announced or threatened in relation to the Company, its Subsidiaries or any one of their officers or directors or principal shareholders or any order is made by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality including, without limitation, the Exchange or any securities regulatory authority, or any law or regulation is enacted or changed which in the reasonable opinion of the Agent, operates to prevent, cease or restrict the trading of the securities of the Company (including the Units), or has or adversely affects or will adversely affect the market price or value of the securities of the Company (including the Units); or

(f)

breach of this Agreement – the Agent determines, acting reasonably, that the Company is in breach of any material term, condition or covenant of this Agreement or any material representation or warranty given by the Company in this Agreement is or becomes false and such breach or false representation or warranty remains uncured by the Closing Time.

The occurrence or non-occurrence of any of the foregoing events or circumstances is to be determined in the discretion of the Agent, acting reasonably.

The Agent’s rights of termination contained in this section are in addition to any other rights or remedies it may have in respect of any default, act or failure to act or non-compliance by the Company in respect of any of the matters contemplated by this Agreement.

7.6

If the obligations of the Agent are terminated under this Agreement pursuant to the termination rights provided for in Section 7.5, the Company’s liabilities to the Agent shall be limited to the Company’s obligations under the indemnity, contribution and expense provisions of this Agreement.

7.7

If the Company does not proceed with the Offering for any reason(s) solely within the scope of its control, and within 12 months of the date hereof the Company enters into a binding agreement in respect of an Alternative Transaction, or a series of related Alternative Transactions, the Company agrees to pay to the Agent a cash commission (the “Alternative Transaction Commission”) equal to 6.0% of the value of such Alternative Transaction. Such Alternative Transaction Commission shall be payable immediately following the completion of such Alternative Transaction. For greater certainty, an “Alternative Transaction” means any equity or debt financing (or a combination thereof) or other type of financing by the Company. This Section 7.7 shall terminate and no longer be applicable once the Company has issued a press release or material change report pursuant to applicable Securities Laws in relation to the completion of the pivotal phase III study launched on August 11, 2015 (ClinicalTrials.gov ID: NCT02429167) relating to the PoNs device for cranial nerve non-invasive neuromodulation training in subjects with a chronic balance deficit.

8.	Indemnity

8.1

The Company shall indemnify and save harmless the Agent, its affiliates and their respective directors, officers, employees, partners, agents and advisors (collectively, the “Indemnified Parties” and individually, an “Indemnified Party”) from and against any and all losses (except loss of profit), claims, actions, suits, proceedings, damages, liabilities or expenses of whatsoever nature or kind, including the aggregate amount paid in reasonable settlement of any actions, suits, proceedings, investigations or claims and the reasonable fees, expenses, disbursements and taxes of their counsel in connection with any action, suit, proceeding, investigation or claim that may be made or threatened against any Indemnified Party or in enforcing this indemnity (collectively, the “Claims”) to which an Indemnified Party may become subject or otherwise involved in any capacity insofar as the Claims relate to, are caused by, result from, arise out of or are based upon, directly or indirectly, the performance of professional services rendered to the Company by an Indemnified Party hereunder or otherwise in connection with the matters referred to in this Agreement (including, for certainty, any Claim relating to the Offering), but excluding any Claims arising from the Indemnified Party’s breach of this Agreement, or the negligence, wilful misconduct, fraud or dishonesty of such Indemnified Party), whether performed before or after the Company’s execution of this Agreement and to immediately reimburse each Indemnified Party forthwith, upon demand, for any legal or other expenses reasonably incurred by such Indemnified Party in connection with any Claim.

The Company agrees that no Indemnified Party shall have any liability (either direct or indirect, in contract or tort or otherwise) to the Company or any person asserting claims on the Company’s behalf or in right for or in connection with the performance of professional services rendered to the Company by an Indemnified Party hereunder or otherwise in connection with the matters referred to in this Agreement, whether performed before or after the Company’s execution of the Agreement, except to the extent that any losses, expenses, Claims, actions, damages or liabilities incurred by the Company are determined by a court of competent jurisdiction in a final judgement that has become non-appealable to have resulted from the Indemnified Party’s breach of this Agreement, or the negligence, wilful misconduct, fraud or dishonesty of such Indemnified Party.

In the event and to the extent that a court of competent jurisdiction in a final judgement that has become non-appealable determines that an Indemnified Party breached this Agreement, or was negligent or guilty of wilful misconduct, fraud or dishonesty in connection with a Claim in respect of which the Company has advanced funds to the Indemnified Party pursuant to this indemnity, such Indemnified Party shall immediately reimburse such funds to the Company and thereafter this indemnity shall not apply to such Indemnified Party in respect of such Claim.

The Company agrees to waive any right the Company might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy or security or claim payment from any other person before claiming under this indemnity.

In case any Claim is brought against an Indemnified Party, or an Indemnified Party has received notice of the commencement of any investigation in respect of which indemnity may be sought against the Company, the Indemnified Party will give the Company prompt written notice of any such Claim or investigation of which the Indemnified Party has knowledge and the Company may, at its election, undertake the investigation and defence thereof on behalf of the Indemnified Party, including the prompt employment of counsel acceptable to the Indemnified Parties affected and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve the Company of its obligation of indemnification hereunder unless (and only to the extent that) such failure results in the forfeiture by the Company of substantive rights or defences, or materially increases the liability of the Company under this indemnity.

No admission of liability and no settlement, compromise or termination of any Claim or investigation shall be made without the Company’s consent and the consent of the Indemnified Parties affected, such consents not to be unreasonably withheld.

Notwithstanding that the Company may undertake the investigation and defence of any Claim, an Indemnified Party will have the right to employ separate counsel with respect to any Claim and participate in the defence thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

(a)	the employment of such counsel has been authorized in writing by the Company;

(b)	the Company has not assumed the defence and employed counsel therefor within a reasonable period of time after receiving notice of such Claim;

(c)

the named parties to any such Claim include both the Company and the Indemnified Party, and the Indemnified Party shall have been advised by counsel there may be a conflict of interest between the Company and the Indemnified Party; or

(d)

there are one or more defences available to the Indemnified Party which are different from or in addition to those available to the Company, which makes representation by the same counsel inappropriate;

provided that the Company shall not be responsible for the fees or expenses of more than one legal firm in any single jurisdiction for all of the Indemnified Parties.

The rights accorded to the Indemnified Parties hereunder shall be in addition to any rights an Indemnified Party may have at common law or otherwise.

If for any reason the foregoing indemnification is unavailable (other than in accordance with the terms hereof) to the Indemnified Parties (or any of them) or insufficient to hold them harmless, then the Company shall contribute to the amount paid or payable by the Indemnified Parties as a result of such Claim in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Indemnified Parties on the other hand, but also the relative fault of the Company and the Indemnified Parties, as well as any other equitable considerations which may be relevant. Notwithstanding the forgoing, the Company will, in any event, contribute to the amount paid or payable by the Indemnified Parties as a result of such Claim, any excess of such amount over the amount of the fees actually received by the Indemnified Parties hereunder.

The Company hereby acknowledges the Agent as trustee for each of the other Indemnified Parties of the Company’s covenants under this indemnity with respect to such persons and the Agent agrees to accept such trust and to hold and enforce such covenants on behalf of such persons.

The Company agrees to immediately reimburse the Agent monthly for the time spent by an Indemnified Party in connection with any Claim at their reasonable per diem rates. The Company also agrees that if any Claim shall be brought against, or an investigation has been commenced in respect of the Company or the Company and the Indemnified Parties shall be required to testify, participate or respond in respect of or in connection with the performance of professional services rendered to the Company by an Indemnified Party hereunder or otherwise in connection with the matters referred to in this Agreement, the Agent shall have the right to employ its own counsel in connection therewith and the Company will immediately reimburse the Agent monthly for the time spent by an Indemnified Party in connection therewith at their reasonable per diem rates together with such reasonable fees and disbursements and reasonable out-of-pocket expenses as may be incurred, including reasonable fees and disbursements of the Agent’s counsel.

9.	Expenses

9.1

Whether or not the Offering is completed, the Company agrees to pay (i) the reasonable out-of- pocket documented expenses in connection with the Offering incurred by the Agent, including, but not limited to due diligence expenses, meals, hotels, economy class airfare, ancillary out-of- pocket expenses up to a maximum of CAD$20,000; and (ii) the reasonable out-of-pocket fees and disbursements of one (1) legal counsel to the Agent in Canada (up to a maximum of CAD$120,000, including all applicable taxes thereon) and one (1) legal counsel to the Agent in the United States (up to a maximum US$15,000, including all applicable taxes thereon). Any out of pocket expenses in excess of CAD$25,000 shall require the prior written approval of the Company, such approval not to be unreasonably withheld, delayed or conditioned.

10.	Right of First Refusal

10.1

If during the 18 month period following the Closing Date, the Company wishes to conduct an offering of equity or quasi-equity securities in Canada, the Agent is hereby granted a right of first refusal to act as lead manager or lead underwriter (and, if such financing is conducted primarily in Canada, as sole book runner) for any such offering, provided, that such services shall be provided by the Agent on terms no less favorable to the Company than the terms provided herein.

11.	Survival of Warranties, Representations, Covenants and Agreements

11.1

All warranties, representations, covenants and agreements of the Company and the Agent herein contained or contained in documents delivered or required to be delivered pursuant to this Agreement shall survive the sale by the Company of the Units and shall continue in full force and effect for the benefit of the Agent and the Company regardless of the Closing and regardless of any investigation which may be carried on by the Agent or the Company or on their behalf until the Survival Limitation Date. Provided however that the provisions contained in this Agreement in any way related to the indemnification of the Agent by the Company or the contribution obligations of the Agent or those of the Company shall survive and continue in full force and effect for the benefit of the Agent regardless of the Closing and regardless of any investigation which may be carried on by the Agent or on their behalf without regard to the Survival Limitation Date.

12.	Market Stabilization

12.1

In compliance with Applicable Securities Laws and in connection with the Offering, the Agent may effect transactions that maintain the market price of the Common Shares at levels other than those that might otherwise prevail in the open market. Such transactions, if commenced, may be discontinued at any time.

13.	General Contract Provisions

13.1	Any notice or other communication to be given hereunder shall be in writing and shall be given by delivery or by facsimile or email, as applicable, as follows:

if to the Company:

Helius Medical Technologies, Inc.
41 University Drive, Suite 400
Newtown, PA 18940
Attention:	Joyce LaViscount, Chief Financial Officer and Chief Operating Officer
Fax No.:	778 329-9361
Email:	jlaviscount@heliusmedical.com

with a copy to:

Blakes, Cassels & Graydon LLP

Attention:	Michelle Audet
Fax No.:	604-631-3309
Email:	Michelle.Audet@blakes.com

and:

Proskauer Rose LLP

Attention:	Ori Solomon
Fax No.:	617-526-9899
Email:	Osolomon@proskauer.com

or if to the Agent:

Mackie Research Capital Corporation

Attention:	Michael Berry, Managing Director Investment Banking
Fax No.:	n/a
Email:	mberry@mackieresearch.com

with a copy to:

with a copy to (not to constitute notice to the Agent):

Dentons Canada LLP

Attention:	Andrew Elbaz
Fax No.::	416-863-4592
Email:	andrew.elbaz@dentons.com

and if so given, shall be deemed to have been given and received upon receipt by the addressee or a responsible officer of the addressee if delivered, or four hours after being faxed and receipt confirmed or emailed during normal business hours, as the case may be. Any party may, at any time, give notice in writing to the others in the manner provided for above of any change of address or facsimile number or email.

13.2

This Agreement and the other documents herein referred to constitute the entire Agreement between the Agent and the Company relating to the subject matter hereof and supersedes all prior Agreements between the Agent and the Company with respect to their respective rights and obligations in respect of the Offering, including the engagement letter between the Agent and the Company dated November 26, 2015.

13.3	The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

13.4

The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Company and the Agent and their respective executors, heirs, successors and permitted assigns; provided that, except as provided herein, this Agreement shall not be assignable by any party without the written consent of the others.

13.5

Each of the parties hereto shall do or cause to be done all such acts and things and shall execute or cause to be executed all such documents, agreements and other instruments as may reasonably be necessary or desirable for the purpose of carrying out the provisions and intent of this Agreement.

13.6	Time shall be of the essence for all provisions of this Agreement.

13.7	This Agreement may be executed by electronic means and in one or more counterparts which, together, shall constitute an original copy hereof as of the date first noted above.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If this Agreement accurately reflects the terms of the transaction which we are to enter into and if such terms are agreed to by the Company, please communicate your acceptance by executing where indicated below.

Yours very truly,

MACKIE RESEARCH CAPITAL CORPORATION

Per: (signed) “Michael Berry”
Name: Michael Berry
Title: Managing Director, Capital Markets

The foregoing accurately reflects the terms of the transaction which we are to enter into and such terms are agreed to with effect as of the date provided at the top of the first page of this Agreement.

HELIUS MEDICAL TECHNOLOGIES, INC.

Per: (signed) “Joyce LaViscount”
Name: Joyce LaViscount
Title: Chief Financial Officer and Chief Operating Officer

Execution Version

SCHEDULE “A”

OPINION OF THE COMPANY’S LEGAL COUNSEL

As used in this Schedule “A”, capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Agency Agreement to which this Schedule is annexed.

The opinion Holland & Hart LLP counsel shall be in respect of the following matters:

1.

as to the incorporation and subsistence of the Company and the Subsidiaries under the laws of their respective jurisdiction and as to the Company and the Subsidiaries having all requisite corporate power and authority to carry on their respective businesses as now conducted and to own, lease and operate their properties and assets;

2.	as to the authorized and issued and outstanding capital of the Company;

3.	as to the authorized and issued and outstanding capital of NeuroHabilitation Corporation and the holder of the issued and outstanding shares thereof;

4.

the Company has all necessary corporate power and authority to execute and deliver this Agreement, the Subscription Agreement, the Warrant Indenture and the Compensation Option Certificates and to perform its obligations hereunder and thereunder and to issue and sell the Offered Securities and issue the Compensation Securities;

5.

all necessary corporate action has been taken by the Company to authorize the execution and delivery of this Agreement, the Subscription Agreement, the Warrant Indenture and the Compensation Option Certificates and the filing and certification of the Prospectus and the performance of its obligations hereunder and thereunder and this Agreement, the Warrant Indenture and the Compensation Option Certificates have been duly executed and delivered by the Company and constitute legal, valid and binding obligation of the Company enforceable against it in accordance with their respective terms;

6.

the execution and delivery of this Agreement, the Subscription Agreement, the Warrant Indenture and the Compensation Option Certificates and the fulfilment of the terms hereof and thereof by the Company and the issuance and delivery of the Offered Securities and the issue of the Compensation Securities do not and will not (a) conflict with, result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in or permit the termination or modification of, a Material Agreement that would result in a Material Adverse Effect, (b) conflict with or result in any breach or violation of or constitute a default under any order, writ, judgment or decree known to us to which the Company is a party or is subject that would result in a Material Adverse Effect, or (c) to our knowledge, result in the creation or imposition of any lien, claim or encumbrance on any of the assets or properties of the Company that would result in a Material Adverse Effect.

7.

all necessary corporate action has been taken by the Company to authorize the execution and delivery of each of the Preliminary Prospectus and the Final Prospectus (and any Supplementary Material, if applicable) and the filing thereof with the Securities Commissions;

8.	the Unit Shares have been validly issued as fully paid and non-assessable Common Shares;

9.

the Warrants have been duly and validly created and issued and such Warrants will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and the Warrant Shares have been reserved and authorized and allotted for issuance and upon the payment therefor and the issue thereof upon exercise of the Warrants, the Warrant Shares will have been validly issued as fully paid and non-assessable Common Shares

10.

the Compensation Option Warrants have been duly and validly created and issued and such Compensation Option Warrants will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and the Compensation Option Warrant Shares have been reserved, authorized and allotted for issuance, and upon the due and proper exercise of the Compensation Option Warrants in accordance with the terms of the Compensation Option Certificates, including payment therefor, the Compensation Option Warrant Shares will have been validly issued as fully paid and non- assessable Common Shares;

11.	Computershare Investor Services Inc. has been duly appointed as transfer agent and registrar for the Common Shares of the Company; and

12.	Computershare Trust Company of Canada has been duly appointed as the warrant agent for the Warrants.

The opinion of Blake, Cassels & Graydon LLP counsel shall be in respect of the following matters:

1.	as to the authorized and issued and outstanding capital of Helius Medical Technologies (Canada), Inc. and the holder of the issued and outstanding shares thereof;

2.

the Company is a “reporting issuer”, or its equivalent, in each of the Qualifying Provinces and it is not listed as in default of any requirement of the Applicable Securities Laws in any of the Qualifying Provinces;

3.

all necessary documents have been filed, all requisite proceedings have been taken and all approvals, permits and consents of the appropriate regulatory authority in each of the Qualifying Provinces have been obtained by the Company to qualify the distribution to the public of the Offered Securities in each of the Qualifying Provinces, through persons who are registered under Applicable Securities Laws in Canada and who have complied with the relevant provisions of such applicable legislation and to qualify the issue of the Compensation Option Warrants to the Agent (or as directed by the Agent in accordance with the terms of this Agreement);

4.

the issuance by the Company of the Warrant Shares and the Compensation Option Warrant Shares upon due exercise of the Warrants and the Compensation Option Warrants, respectively, is exempt from, or is not subject to, the prospectus and registration requirements of the Applicable Securities Laws and no prospectus or other documents are required to be filed, proceedings taken, or approvals, permits, consents or authorizations obtained under Applicable Securities Laws in connection therewith;

5.

the first trade in, or resale of the Warrant Shares and the Compensation Option Warrant Shares is exempt from, or is not subject to, the prospectus requirements of the Applicable Securities Laws and no prospectus or other documents are required to be filed, proceedings taken, or approvals, permits, consents or authorizations obtained under Applicable Securities Laws in connection therewith, provided that the trade is not a “control distribution” (as defined in National Instrument 45-102 – Resale of Securities) and the Company is a reporting issuer at the time of the trade;

6.

subject only to the standard listing conditions set out in the conditional approval letter from the Exchange, the Unit Shares, Warrant Shares, the Compensation Option Shares and the Compensation Option Warrant Shares have been conditionally listed on the Exchange; and

7.

the statements set forth in the Final Prospectus under the headings (for certainty, including all subheadings under such headings) “Eligibility For Investment” and “Canadian Federal Income Tax Considerations” insofar as they purport to describe the provisions of the laws referred to therein, are fair and adequate summaries of the matters discussed therein, subject to the qualifications, assumptions and limitations set out under such headings.

Execution Version

SCHEDULE “B”

SUBSIDIARIES

Reference is made to Exhibit 21.1 on the Company’s Annual Report on Form 10-K for the year ended March 31, 2015.

Execution Version

SCHEDULE “C”

INTELLECTUAL PROPERTY

Reference is made to the Prospectus, the Offering Documents, the Documents Incorporated by Reference and the Company’s Information Record.

Execution Version

SCHEDULE “D”

LOCK-UP AGREEMENT

SCHEDULE “E”

COMPLIANCE WITH UNITED STATES SECURITIES LAWS

As used in this Schedule “E”, capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the agency agreement between Helius Technologies, Inc. (the “Company”) and Mackie Research Capital Corporation, dated as of March 23, 2016 (the “Agency Agreement”), to which this Schedule “E” is annexed and the following terms shall have the meanings indicated (other defined terms shall have the meanings indicated in the Agency Agreement):

“Directed Selling Efforts” means “directed selling efforts” as that term is defined in Rule 902(c) of Regulation S. Without limiting the foregoing, but for greater clarity in this Schedule “E”, it means, subject to the exclusions from the definition of directed selling efforts contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities and includes the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of the Securities;

“General Solicitation” or “General Advertising” means “general solicitation” or “general advertising”, as those terms are used under Rule 502(c) of Regulation D. Without limiting the foregoing, but for greater clarity, general solicitation or general advertising includes, but is not limited to, any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or on the internet, or broadcast over radio, television or the internet, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising;

“Offshore Transaction” means an “offshore transaction” as that term is defined in Rule 902(h) of Regulation S;

“SEC” means the United States Securities and Exchange Commission;

“Securities” means the Base Units, Base Unit Shares, Base Warrants and Base Warrant Shares;

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, including the rules and regulations adopted by the SEC thereunder.

Representations, Warranties and Covenants of the Agent

The Agent acknowledge that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and the Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons, except in accordance with an applicable exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws.

The Agent on behalf of itself and its U.S. Affiliate, represents, warrants, covenants and agrees to and with the Company severally, but not jointly, that:

1.

It has not offered or sold, and will not offer or sell, at any time any of the Securities except (a) in Offshore Transactions to persons who are not acting for the account or benefit of a U.S. Person in compliance with Rule 903 of Regulation S, including that each purchaser of the Securities who is not a U.S. Person has completed and signed the Canadian Purchaser Questionnaire, substantially in the form attached hereto as Schedule “F”, or (b) in the case of the Agent and its U.S. Affiliate, to or for the account or benefit of, U.S. Persons or persons in the United States pursuant to an applicable exemption from the registration requirements of the U.S. Securities Act as provided herein. Accordingly, none of the Agent, its affiliates (including the U.S. Affiliate) or any person acting on any of their behalf, has made or will make (except as permitted herein): (i) any offer to sell, or any solicitation of an offer to buy, any of the Securities to, or for the account or benefit of, any U.S. Person or person in the United States, (ii) any sale of the Securities to any Purchaser unless, at the time the buy order was or will have been originated, the Purchaser was not a U.S. Person and was outside the United States and not acting for the account or benefit of a U.S. Person, or the Agent, its affiliates (including the U.S. Affiliate) or any person acting on any of their behalf, reasonably believed that such Purchaser was not a U.S. Person and was outside the United States and not acting for the account or benefit of a U.S. Person, or (iii) any Directed Selling Efforts.

2.

It has not made and will not make any offers or sales of the Securities in the United States or to, of or the account or benefit of, U.S. Persons in connection with the Offering, except as permitted herein and pursuant to an applicable exemption from the registration requirements of the U.S. Securities Act.

3.

It has not entered and will not enter into any contractual arrangement with respect to the offer and sale of the Securities except with the U.S. Affiliate, any Selling Group members or with the prior written consent of the Company. The Agent shall require the U.S. Affiliate to agree, and each Selling Group member to agree, for the benefit of the Company, to comply with, and shall use its commercially reasonable efforts to ensure that the U.S. Affiliate and each Selling Group member complies with, the same provisions of this Schedule “E” as apply to the Agent as if such provisions applied to the U.S. Affiliate and such Selling Group member.

4.

The Agent represents and warrants that all offers and sales of the Securities that have been or will be made by it in the United States or to, or for the account or benefit of U.S. Persons, have been or will be made through the U.S. Affiliate in compliance with all applicable U.S. federal and state broker-dealer requirements. The U.S. Affiliate is duly registered as a broker-dealer pursuant to Section 15(b) of the U.S. Exchange Act and under the securities laws of each state in which such offers and sales were or will be made (unless exempted from the respective state’s broker- dealer registration requirements), and a member in good standing with the Financial Industry Regulatory Authority, Inc.

5.

None of it, its affiliates (including the U.S. Affiliate), or any person acting on any of their behalf has utilized, and none of such persons will utilize, any form of General Solicitation or General Advertising in connection with the offer and sale of the Securities in the United States or to, or for the account or benefit of, U.S. Persons, or has offered or will offer any of the Securities in any manner involving a public offering in the United States within the meaning of Section 4(a)(2) of the U.S. Securities Act.

6.

The Agent has and will, through the U.S. Affiliate, only offered and will offer the Securities to offerees in the United States and to, or for the account or benefit of, U.S. Persons, with respect to which it has a pre-existing relationship and has or had reasonable grounds to believe and does and did believe that, immediately prior to soliciting any such offeree and at the time of the completion of any sale to a U.S. Purchaser, each such offeree and each U.S. Purchaser of the Securities is a U.S. Accredited Investor, in compliance with Rule 506 of Regulation D.

7.

All offerees of the Securities in the United States or who are acting for the account or benefit of a U. S. Person, solicited by it shall be informed that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States and that the Securities are being offered and sold to such U.S. Purchasers in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506 of Regulation D thereunder, and similar exemptions under applicable state securities laws.

8.	No written material will be used in connection with the offer or sale of the Securities in the United States or to, or for the account or benefit of, U.S. Persons.

9.

Prior to completion of any sale of the Securities in the United States or to, or for the account or benefit of, U.S. Persons, each such purchaser thereof that is a U.S. Accredited Investor purchasing the Securities pursuant to Rule 506 of Regulation D will be required to provide to the Agent, or the U.S. Affiliate offering and selling the Securities in the United States or to, or for the account or benefit of, U.S. Persons , an executed U.S. subscription agreement, and shall provide the Company with copies of all such completed and executed subscription agreements for acceptance by the Company.

10.	At least two Business Days prior to the Closing Date, it will provide the Company and the transfer Agent with a list of all U.S. Purchasers solicited by the Agent.

11.

At the Closing, the Agent will, together with the U.S. Affiliate, provide a certificate, substantially in the form of Exhibit 1 to this Schedule “E”, relating to the manner of the offer and sale of the Securities in the United States (if any of the Securities are sold in the United States).

12.

None of it, any of its affiliates (including, the U.S. Affiliate) or any person acting on any of their behalf has taken or will take, directly or indirectly, any action in violation of Regulation M under the U.S. Exchange Act in connection with the offer and sale of the Base Units.

13.

The Agent represents and warrants that with respect to the Securities to be sold in reliance on Rule 506 of Regulation D, none of it, the U.S. Affiliate, or any of its or the U.S. Affiliate’s directors, executive officers, general partners, managing members or other officers participating in the Offering, or any other person associated with the Agent who will receive, directly or indirectly, remuneration for solicitation of Purchasers of the Base Units pursuant to Rule 506 of Regulation D (each, a “Dealer Covered Person” and, together, “Dealer Covered Persons”), is subject to any Disqualification Event (as defined below) except for a Disqualification Event (i) covered by Rule 506(d)(2)(i) of Regulation D and (ii) a description of which has been furnished in writing to the Company prior to the date hereof or, in the case of a Disqualification Event occurring after the date hereof, prior to the Closing Date.

14.

The Agent represents that it is not aware of any person other than a Dealer Covered Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Purchasers in connection with the sale of any of the Securities pursuant to Rule 506 of Regulation D. It will notify the Company, prior to the Closing Date of any agreement entered into between it and any such person in connection with such sale.

15.

The Agent will notify the Company, in writing, prior to the Closing Date, of (i) any Disqualification Event relating to any Dealer Covered Person not previously disclosed to the Company in accordance with Section 13, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Dealer Covered Person.

Representations, Warranties and Covenants of the Company

The Company represents, warrants, covenants and agrees that:

16.

The Company is not, and following the application of the proceeds from the sale of the Base Units will not be, registered or required to be registered as an “investment company” under the United States Investment Company Act of 1940, as amended.

17.

The offering of the Securities in the United States by the Agent is not prohibited pursuant to a court order issued pursuant to Section 12(j) of the U.S. Exchange Act and any rules or regulations promulgated thereunder.

18.

Except with respect to sales to U.S. Accredited Investors solicited by the Agent in reliance upon the exemption from registration available under Rule 506 of Regulation D, none of the Company, its affiliates, or any person acting on any of their behalf (other than the Agent, the U.S. Affiliate, their respective affiliates or any person acting on any of their behalf, in respect of which no representation, warranty, covenant or agreement is made), has made or will make: (a) any offer to sell, or any solicitation of an offer to buy, any of the Securities to a person in the United States or to, or for the account or benefit of, a U.S. Person; or (b) any sale of the Securities unless, at the time the buy order was or will have been originated, (i) the Purchaser is outside the United States and not acting for the account or benefit of a U.S. Person or (ii) the Company, its affiliates, and any person acting on any of their behalf reasonably believe that the Purchaser is outside the United States and not acting for the account or benefit of a U.S. Person.

19.

During the period in which the Securities are offered for sale, none of the Company, its affiliates, or any person acting on any of their behalf (other than the Agent, the U.S. Affiliate, their respective affiliates or any person acting on its or their behalf, in respect of which no representation, warranty, covenant or agreement is made) has engaged in or will engage in any Directed Selling Efforts or has taken or will take any action that would cause the exemption afforded by Rule 506 of Regulation D or the exclusion from registration afforded by Rule 903 of Regulation S to be unavailable for offers and sales of the Securities in accordance with the Agency Agreement, including this Schedule “E”.

20.

None of the Company, its affiliates or any person acting on any of their behalf (other than the Agent, the U.S. Affiliate, their respective affiliates or any person acting on its or their behalf, in respect of which no representation, warranty, covenant or agreement is made) has offered or will offer to sell, or has solicited or will solicit offers to buy, the Securities in the United States by means of any form of General Solicitation or General Advertising or has taken or will take any action that would constitute a public offering of the Securities in the United States within the meaning of Section 4(a)(2) of the U.S. Securities Act.

21.

None of the Company or any of its affiliates or any persons acting on any of their behalf (other than the Agent, the U.S. Affiliate, their respective affiliates, or any person acting on any of their behalf, in respect of which no representation, warranty, covenant or agreement is made) has offered or sold, or will offer or sell, (i) any of the Securities in the United States or to, or for the account or benefit of, U.S. Persons, except for offers and sales made through the Agent and the U.S. Affiliate in reliance on the exemption from registration under the U.S. Securities Act provided by Rule 506 of Regulation D; or (ii) any of the Securities outside the United States to, or for the account or benefit of, non-U.S. Persons, except for offers and sale made in Offshore Transactions in accordance with Rule 903 of Regulation S.

22.

The Company has not offered or sold, for a period of six months prior to the commencement of the Offering, and will not offer or sell, any securities in a manner that would be integrated with the offer and sale of the Securities and would cause the exemption from registration provided by Rule 506 of Regulation D or the exclusion from registration afforded by Rule 903 of Regulation S to be unavailable for offers and sales of Base Units in accordance with the Agency Agreement, including this Schedule “E”.

23.

None of the Company, any of its affiliates or any person acting on any of their behalf (other than the Agent, the U.S. Affiliate, their respective affiliates, or any person acting on of its or their behalf, in respect of which no representation, warranty, covenant or agreement is made) has taken or will take, directly or indirectly, any action in violation of Regulation M under the U.S. Exchange Act in connection with the offer and sale of the Base Units.

24.

None of the Company or any of its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failure to comply with Rule 503 of Regulation D.

25.

The Company will complete and file with the SEC a Notice on Form D within 15 days after the first sale of the Securities pursuant to Rule 506 of Regulation D, and will make such filings with any applicable state securities commission as may be required by state law.

26.

With respect to the Securities to be offered and sold in reliance on Rule 506 of Regulation D, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the Offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the U.S. Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) of Regulation D (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) of Regulation D. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event, and the Company shall deliver a certificate to such effect at the Closing Time. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) of Regulation D, and has furnished to the Agent a copy of any disclosures provided thereunder.

27.

The Company is not aware of any person (other than any Issuer Covered Person or Dealer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of Purchasers in connection with the sale of any of the Securities pursuant to Rule 506 of Regulation D.

28.	Prior to the Closing, the Company will notify the Agent, in writing, of any Disqualification Event relating to any Issuer Covered Person.

Execution Version

EXHIBIT 1 TO SCHEDULE “E”

AGENT’S CERTIFICATE

In connection with the private placement in the United States of Units (the “Base Units”) of Helius Medical Technologies, Inc. (the “Company”) pursuant to the agency agreement dated as of March 23, 2016 between the Company and the Agent named therein (the “Agency Agreement”), the undersigned Agent and _________________________, its U.S. broker-dealer affiliate (the “U.S. Affiliate”), do hereby certify as follows:

(a)

the Base Units have been offered and sold by us in the United States only by the U.S. Affiliate which was on the dates of such offers and sales, and is on the date hereof, duly registered as a broker-dealer pursuant to Section 15(b) of the United States Securities Exchange Act of 1934, as amended, and under the securities laws of each state in which such offers and sales were made (unless exempted from the respective state’s broker- dealer registration requirements) and was and is a member in good standing with the Financial Industry Regulatory Authority, Inc.;

(b)

immediately prior to transmitting any information or making any offers to offerees in the United States, we had reasonable grounds to believe and did believe that each such person was a U.S. Accredited Investor, and we continue to believe that each U.S. Purchaser of Base Units that we have arranged is a U.S. Accredited Investor on the date hereof;

(c)	all offers and sales of the Base Units by us in the United States have been effected in accordance with all applicable U.S. federal and state broker-dealer requirements;

(d)

no form of “General Solicitation” or “General Advertising” was used by us in connection with the offer and sale of the Base Units in the United States and to, or for the account or benefit of, U.S. Persons;

(e)	prior to any sale of Base Units to a U.S. Purchaser, we caused such U.S. Purchaser to complete and execute a subscription agreement;

(f)

neither we, nor our affiliates or any person acting on any of our behalf have taken or will take, directly or indirectly, any action in violation of Regulation M under the U.S. Exchange Act in connection with the offer and sale of the Base Units; and

(g)	the offering of the Base Units has been conducted by us in accordance with the terms of the Agency Agreement, including Schedule “E” attached thereto.

Terms used in this certificate have the meanings given to them in the Agency Agreement (including Schedule “E” attached thereto) unless otherwise defined herein.

DATED this ________ day of _________________, 2016.

[Name]	[Name]

By:__________________________________________________________	By:__________________________________________________________